EXHIBIT 10.9

                       Farmers and Mechanics National Bank
                                 Promissory Note


PROl~EISSORY NOTE

Borrower:
'or

Iliorolog COrp-Ion5 MIciolog Cor;lo'et~ of
1--. old Doivinion Syatema incoreoreteel of 'I--WI -Ii Gleicale Ac~ialtion corpnaoa~
Jointly and
3O~7~ Oo~olt Lane
Gemsan~m 20W71
document 10

tnd~r: Fimiem and ~ National ~nik
COIIImeilal Lendin. De;~~nt
p~itor51e
Fredetda,MO 21705

Priricipal Amount: $210005000.00 Enmal Rate: 10.OOO~~ Date of Note: December 14, 1995 PROMISE TO ~V. Microlog Coupo~ioo, Wcmiog Oooorailon Of 'kr-. Old Dominion Syalenia lncorr~ted 0' Muiffand. --~ Geneils A~qotatton Cof~IWI, JOEIIPV - ~ ~ pNaLI~ to -, to Farmwa and Neh~ica National Bwi~ ~ or onier, 115 luwlill money of U'. Unitod Statae 0' AmfIce, 'he ~ mount 0' Two ~on & WIOO Dollara (*2~~OOO~) or ao ~~ch aemy be oiiIaIMdEIIu tolo-har with inluest on the imp-d out~ding pd-I ~ance of mc?' evance. interesi shall be calculated Ire. the dale 0' each advulce 'Mill' fm~EIfnant of mcli advance.

PAY~. U~ WE tiai' list. ~ in en. ~mni of all eIiIda~ng princip.' PlEA. all accw'i WIpl~d inIemt en FebiuMy 2851917.115 addition, ~ WE pq set-mr nenIh~ ~ Of ~ ~d intered bu~ning Jmwa'y 28, 1n, and - ei~aeiienl inierasi ~~anta are dua en theam day 0' each nont?' after tlie~ interm~ on tIle Note is oompubd on a 3861360 si~~ie interast bass; that Is, by apPlying the rato of 'he annual irrte~ rate over a year 0,360 days, muipled by the outsWdng Pd- be~enaa, mit~ied by thu -'4"''' number of days 'he pTfn- beianoa Is outsIandIng. Bon'ower wilt pay Len~mr at IAndr'i address Wiown above or ii su~h othef as Lender 'flay del~nalo in wvttIng~ uviess o'he~ a~ or ruqlered by ap-abla law5 payments WI be appled I~ to accrued unpaid Intws~ then to pdrtclpai, and any la'aif*ig amount to any unpaid colecton ocitli and late ~

VARIABLE IKTEIitEST RATL The interest nate on this Nole is subj~ct to change loin Eme to L.e based on changes in an fridpendert index which is the Prirne rate as published 115Th. Wall ~eet Jownat Money Ratea Table. or the hg heal nate if more than one mlii' p~lshed (the ~nda'). The index is not rmcisarity the lowest nate char- by Lender on Is loans. if the index beco,naa Unavailable dunrrt the lam' of tttta loan, Lender may da-rate a subalituta Index after nottoe to Bwmwer. Lender will tell Borrower the current index late upon Borr~~Nir's ~ Borrower understands that Lender ray meke loana bmed on other mias as weL The irterest late change WI nol occir wwre oflen than each day. The Index ciniently IC L75~ perI-NEL The interest rate to be a-.d to the un~ Pri-al balance of vita Nole will be at a rate of 1~ percenlage PDkita ever Ilsa Index, maiifllig in an ini of 1g~O% per -InWIL NOTiCE: Under no crcums~es WI the Int~est late on ~ Note be more than the inmamurn rate allowed by ap~~te law.

PREPAYMENT. Boivower -___that all ioaii teca and other p~d finance charom ate earned ~ as of ihe date of 'he loan and WE not be si*~Jmct Ic retund upon eaey paynwit (wheiher veitifliwy or as a raselt of dutaull). eo~ as otherwise required by lew. IEeept tor the tor~Ing, Borrower may pay without Pe~ all or a -015 of the ano'ml owed eatlier Ilian I Ia due. Eady payments WE not, unleas agreed to by Lander in WrHi~ ~WIeve Sor'Owgr of 30~TD~s eltll~ton to continua to make payments ~' coorued u~ lnterm~ Rithef, they will ~uci 'he ~drot- balance due.

LATE CKII,RGL lie payment Ia 15 dive or meee Imle, Bonewer wilt be charged I~O% 0' the wi~ portion of 'he regularly ed~UIed pwment or *2.co, wilkilever le greater.

DEFAULT. Borecaer WI be In dolallit If any of Ih tolow~ig IaiOpens: (a) Borrower falls Ia make any payment when due. {b) Brrower bmiks any promise Borrower has made to Lender, or Borrower talls to ~ with or to ~ when due any oIlier tern's 001loa10n5 cc~ranI. or conditlon contained In 'he Note or any aoraen,t raea'et to this Note, or In any other agniemeni or loan Borrower has with Lender. (c) B~ir oefauils under any loan, eatension of cr~ securIty atrree~nt, pixciwee or ulea ~eemenL or any other agreement, in favor of 'any other creltor or pwson that 'flay naIwti~~ efledl any' of Borroweds propety or sorrewerss abIlity to repay this Note or ~em Borrower's obigatons under this Note or any of the Related DocIRn-L (d) My mpreeentaUon or titatemeni made or furnished to Lender by Borrower or on Bcr~ers behal is false or ir~sIoading In any material rssoect elie' now, or at 'he time wade or lirnsh~ (0) BoreeWer beconeea ~~nt, a ~eiver is eppoinled for any - of Bocmw~~ properly, Borrower makes an ~nnerl fort'. beneEl 0, creditors, or any pnomding is camn'inced either by Bonoar or -nat Borrow' under any bankruptcy or lnsoh'ency EawL (I) Any credltor tries to laise any 0, 3orr~ pmpny on or in which Lunder has a lien or secudly InlereaL ~ Includes a garns'vn- - any - Borrower's acceunts with Lender. (0) Myof 'he ovents ~ ow~nlor of thill Note.
(11)A meterlal adverse change occwi in Borrowers financial codition.


LENOIDR'il RIORrI. L~n ~ Lender may dedam theenire unpaid pdnc~ai b~e onthis Note and aN arcri~d unpaid intera, to;ie"5er w~h at olher ap-able fees. cestu and chi-, il any, immuitaty due and Pa-ge, witt'oul nolic~~ and then B~~~wer WI pay that amou~ Firlhwmo'e. subjod to any Emits under ~ law, '~-, dilauti. Ileorrowef also agreee to pay Lender's allorneys' i~, and as Of Lend,r1a other colecuon expersas, whether or not thum Is a lawsuit and in;fuding without limitation - aoenaoe for bankruptcy p'oceed~~ I,,,,, Note shall be governed by, construed and enfo'oed In aocordenoe wtththe laws 0, the Slate of Ma~d, LENDER AND BORROWER EACH HEREBY WAIVE TRIAL BY J'JRY IN ANY ACTION OR PROCEEDING TO WHICH LENDER OR BOROWER NIAY PE PARTIES1 ARISING OIIT OF1 OR IN ANY WAY PERTAINING TO, THIS NOTE, IT IS AGREED ThAT THIS WMVER CONSTITUrES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINOL THIS WAIVER IS KNOWINGLY, WILLINGLY AND YOU~ARDLY MADE Dy LENDEIR AND BORROWER. AND LENDER AND DORROWIER EACH IIEREIISY REPRESENT TIIAT NO REPRESENTATIONIS OF PACT OR OPiNiON HAVE BEEN MADE BY ANY IIODIVIIDIt~ TO INOUCE THIS WAIVER OF TRiAL BY JURY OR TO IN ANY WAY MODIFY OR NILLIPY ITS IlFI'ECT. BORROWER RJRTIIER REPRESD~S ThAT BORROWER HAS BEEN REPRESENTED IN THE SIGNING OF THIS NOTE AND IN THE MAKiNG OF This WAIVER BY INDEPENDENT LEGAL COIIINSEL5 SELECTED OF IBetROWER~S OWN FREE WILL, AND ThAT BORROWER HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIEER WITh COtINSEL

CONFESSED JL~GMENT. UPON THE OCCURR~E OF A DEFAULT, BORROWER HEREBY AI'THORIZES ANY ATTORNEY DESIGIIATED BY LENDER OR ANY CLERK OF ANY COURT OF RECORD TO APPEAR FOR BORROWER IN ANY COURT OF RECORD ANO CONFESS JUDGMEIT I 12-1~1995 PROI~1SSORY NOTE Page 2 Loan No 00001 (Conllnu.~

PRiOR IAiARIND A~ST BORROWER IN FAYOR OF LENDER FOR. AND IN THE AMO~ OF. THE UNPAID BALANCE CF ThE PRINCIPAL AMOUNT OF THIS NO~ ALL UITEREIT ACCRUED AND IRWAlO THEREON, ALL OTtER AMOUNTS PAYABL~ BY NORROWER TO LENDER UNDER THE ~~Me OF THIS Nom OR ANY uiI~ AWIEBtiENT, DOCUM~iTh~ INSTR~IE~ ~Y~aNG. SECICliNG OR GUARMIrYING THE Q~UQATtOI~ EiiIDENCRD BY THIS NO~ COST. CF Su~9 AND ATTORNEYS' FRIES OF FIItTlEN PEROE~ (11%) OF THE WIPAID BALANCE OF THE PRINCIPAL AMOWIT OF THIS awE AND IMTRliIT iI~ DUE tiREIWFi.

Boameer hrnmtly 1~-a so U'. ~teel ~ ~ ~ EUWI all wiem m' all vWil8 0' uwimpiton, ~ 'w .1 exi~~n, hiqiiWIuoq~ and elher iWji te WinII 8onewer mw ethemlee he eDillilleet ultir U. laws.' the LWImd stales if Amutite er 0' fliv iii. or ~. 0' U'. IieiEmd Ugmeel Amnic. n~w 1' jbice and wtich mw hereuller he mIlkL The suth~ and te appear ter and enter -I-I -- Umuewer 'hall a.' he uzhuuulel iw en~ er mei emvetaee 1-el er by my hnp~ -wonolee Uwnuel Mid ehaili not he ez:-ieheil by my ~ eutand isiumni MIU-- Such -I- -w he Ii on one er mom eccaitoil. er.. WEe to n.e In U'. mm or jiflrersl ~ - eltei es Lander lIME dmiii nm-elf or deelra~. ter all 0' which lihie Note aheli he a 8utlliciunl wuruiL

DISHONORED ITETI PEL ileiower WE pay a lea to L.nder of $1~ if B~ower makes a payment on ~ loin and the check or prmutorlorl charge with wtich Sanower Ia later ishonoied.

REGKT OF SEITOFF. 9o'rwer ti's-s to lender a nolliractuel popsemawy securtly intamul Ir', and hereby as~rs, comay.. dlyers, ~ e~d Innate's to Lender all 8orrowe~ light. U. and In',-' in and tc, Bagrower's accounts with Lender
(whather ch.ckmg~ saalnga, Or some other mccoIJnD, in~ WNhcul tetaton all anceuna held jokiy withaemeone elm end all anceuns 9orrowar may opun inliw tutors, UWLP*~O ~ all ~A i~-:~' end kiul acoowiL Baivower aulherbtea Lender. to the mdent ~nteti by ~ i"w. 10 chaq~ or aetoff all swins owl~ on this Note igrnl~ any' and all such aoo~.

COLLATERAL Tilis Note Ia by. in addItion toany other coEm~~, a Oeeei otTmsl outed December T41 1995. to a trulim in tavor of Lander on raul pmpwtV iooaleei in M~- Coonly' Slut. ~'-Ind. all the terms end cordilons of which as hereby inoorooated and made a pait of Its Non, Tb. Ilmi Preperty orb addeaa is commonly Imown as WO Goideneel Lane, Germantown, MO WS.

LINE OF C-IT. This Note :~ a myoh'Ing tine - ~ Advanoee under ~ Nola, - wel - for peynmid *om Barmw~~a anceuis, may he mqLirngI,d er-br in wilung by Boirer or by an a'iIhorlsad person, Lender may. but need not, i~ie Itast all oral requeds be cw*med in ~ Thu ~l~wing itarty or trari- ate a~ithodsed to request - under 'he line of oedll until Lender -~ trom Borrower al Land's adateua ihown aboi~ wri.' notoe of neoooaIion - their a~~: Joe ~ Lym, Richard ~ m.mp~ir' and Slum R Ineiruer. 9orrower agaes to he Umble for all al-u uIthar: (a) ~ in -~~- with 'he inancins - an auIhoiorl PWSOfl or ~) eteteled to any' of ~~.,,-::p.s mounta with Lander. Thu impelilPIg- Owing en this Note at any lime flay he -duoed by endoesemonts on this Note or by Lender's inlemel - - duiiycwv~ter pik:~y'a leder WE ha~ no ~atn to adymicce fthndi under this Note ~ (a) Bomower or any guarsn~or is in deluit under the temnsefIiius Note or any eomint that Bwii~ or any' ~ has with Lander, Induding any' agruemeri mad' In conneclon with the ~ - lids Noi; ~ sorrower or any' guarantor ceaaea doing liusiness or is insotneni; (c) any gummnlor~ Glaima or -. atteulipta to L. ~, or iwiloke such gu~ntor'a gL-antm ol this or other with La ~ in-ant toni. Hole tor piw-. other than these aullued by Lencor'

CON~ To .15~SWCflC~ ~ bryeroabiy sutWN~ta to the jurisilictlo:' ofany Iltate or terlerat ccorl siWuig In the Slate of Mn- over any SIA acilon, or pmceeding ansing out of or misting 10 this NOIL Borrower Irrevocably wasss, to the ~est adeni perin~Id by law, any' ob-ion ihal BWYCwer may now, or teueefeur have te the laying - 'eunue of any' such SLit, acilon. or pioceir~ brougit in any suon ocixi aft' any otam ttaal any such suit, acilon. or____~ b'oi~hi inani' such aourl has b'-t~ in an lgic~~mniwi lerum. lanai iuci-nl in any such suit, acilon. or pfoc..ing bm~~hi in any' auch couri shall be conduslye and binding upon Borrower and may be enioroed in any court in wuch Bon~wer is Subject to IL~itoa by a sult '~.. such ju~nt ~ded that srnrdce of ~coms Is ellcctod upon Borrower as prootoed '1' this Note or aa :~~~;::

p.m'mmd by ~ law.

GENEIAL ~OVISlONL ThEa loan Is ~ made under the ~ and ~ of the Maryland Interest and lisury Law. V 'any - of this Note cannot he ~ this tect WE not elliot 'he weul of the IIo~ In parkular, this secllon means (among other thTrtgs) that Bonuer does not agi.. or Inlend to ~y. and Lender dom not agree or ireend to coi*~ tor. cha~ colecit, t.ke, 'esenfe or receive (coseclelly re~rr~ to hereki as "charge or any amouni in the .-~-- of iritereal or in the ~ture of a lea lor this loan. which would In any way or e"enI ~n~ng demand, pfetteymert, or a~ce~w'at~) oaum Lwider to clie or cotect more for this loin than the mammum Lender would be pennilled to chaine or cotect by Ied'rai law or the law oft'. Stats of Iauila~ (as ap~~b), Any such eiom inluast or unautieeied toe shell, Instead of anylhing ~ted to the ~ be aetied lirsl to .-~""" the ~~' Ioaianoe of this loan, and when the hue been - in tuli, he netunded to Borrower iesnder may delay or forgo enl~clng any of h itg~ or mimim under this Note without losing them. Borrower and any other ierrson who ~, g~aiintou or endorses this Note. tot'. esilent allowed by law. wmhiw ~miw*mn'~ deinand for payment, prnirnsl and noilbe of ..ioonor. tipon any' -oe in the tenns of this Note, and Wim ~iareise u~VuIy SIted in ~ no -V who agna this Note, 'wttether as makir, gusiantor, aicoiinodalion a'k~ or endorser. uhall he naie-eei from Imbimy. M ~-ieaaeneethai Lender may nenew or 1 (rn--and torany i-ft of time) this loan, or nulese any i,a,ty or gInaiW~ or oeilaler~ cr ~~tuiltomrnl~ upon or pullect i,unoer,s s,cLrtty intest in the collateral; and Iske any' other acilon deemed neomawy by Lender wiliout the coneant of or noitoe to an~ M such PffRIms also eeree thai Lender may modify this loan without the Consent of or to anyone other Itaun the -V with whom the modlilcalon is MaciL

PRIOR TO SIGNING THIS IiOTiE, BORROWEM READ AND UNDERSTOOD ALL THE PROViSiONS OF THIS NOTE, INCIWING THE YARIALLE Ji(TEFIEST IlIATE itt~ISIONL DORROWEFI AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTL OLD ~ F&M LOAN AGREEMENT

   Principal     Loan Date      Maturity    Loan No.  Call   Collateral     Account   Officer   Initials
$2,000,000.00   12-14-1995     02-28-1997    00001     220       B3           New       LPA
  References in the shaded area are for Lender's use ony and do not limit the applicabillity of this document to any particular loan or item.

Borrower:   Microlog Corporation, Microlog Corporation of     Lender:   Farmers and Mechanics National Bank
            Maryland, Old Dimonion Systems incorporated of              Commercial Lending Department
            Maryland, and Genesis Acquisition Corporation               P.O. Box 618
            jointly and severally                                       Frederick, MD  21705
            20270 Goldenrod Lane
            Germantown, MD  20876
============================================================================================================

THIS LOAN AGREEMENT between Microlog Corporation, Microlog Corporation of Maryland, Old Dominion Systems Incorporated of Maryland, and Genesis Acquisition Corporation, jointly and severally ("Borrower") and Farmers and Mechanics National Bank ("Lender") is made on the following terms and conditions. Borrower has received prior commercial loans from Lender or has applied to Lender for a commercial loan or loans and other financial accommodations, including those which may be described on any exhibit or schedule attached t this Agreement. All such loans and financial accommodations, together with all future loans and financial accommodations from Lender to Borrower, are referred to in this Agrteement individually as the "Loan" and collectively as the "Loans." Borrower understands and agrees that: (a) in gaining, renewing, or extending any Lan, Lender is relying upon Borrower's representations, warranties, and agreements, as set forth in this Agreements: (b) the granding, renewing, r extending of any Loan by Lender at all times shakl be subject to Borrower's continuied compliance with this agreement; and (c) all such loans shall be and shall remain subject to the following terms and conditions of this Agreement.

TERM. This Agreements shall be effective as of December 14, 1995, and shall continue thereafter until all Indebtedness of Borrower to Lender has been performed in fuill and the parties termainte this Agreement in writing.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commerical Code. All references to dollar amounts shall mean amounts in lawfulf money of the United States of America.

Agreement. The word "Agreement" means this Loan Agreement, as this Loan Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Loan Agreement from time to time.

Account. The word "Accunt" means a trade account, acccount receivable, or other right to payment for goods sold or services rendered owing to Borrower (or to a third parter grantor acceptable to Lender).

Account Debtor. The words "Account Debtor" mean the person or entitly obligated upon an Account.

Advance. The word "Advance" means a disbursement of Loan funds under this Agreement.

Borrower. The word "Borrower" means Microlog Corporation, Microlog Corporation of Maryland, Old Dominion Systems Incorporated if Maryland, and Genesis Acquisition Corporation, jointly and severally and its successors and assigns. The word "Borrower" also includes, as acclicable, all subsidiaries and affiliates of Borrower as provided below in the paragraph titled "Subsidiaries and Affiliates."

Borrowing Base. The words "Borrowing Base" mean, as determined by Lender from time to time, the lessor of (a) $2,000.000.00; or (b) 70,000% of the aggregate amount of Eligible Accounts.

Business Day. The words "Business Day" mean a day on which commercial banks are open for business in the State of Maryland.

CERCLA. The world "CERCLA" means the Comprehensive Environment Response, Cmpensation, and Liability Act of 1980, as amended.

Cash Flow. The words "Cash Flow" mean net income after taxes, and exclusive of extraordinary gains and income, plus depreciation and amoritization.

Collateral. The word "Collateral" means andincludes without limitation all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, deed of trust, assignment, pledge, chattel mortgagej, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt lien, charge, lien or ftitle retention contract, lease or consignment intended as a security device, or any other security or lien interest whathsaoever, whther cretaed by law, contract, or otherwise. The word "Collateral" includes without limitation all collateral described below in the section titled "COLLATERAL."

Debt. The word "Debt" means all of Borrower's liabilities excluding Subordinated Debt.

Eligible Accounts. The words "Eligible Accounts" mean, at any time, all f Borrower's Accounts which contain selliong terms and conditions acceptable to Lender. The net amount of any Eligible Account against which Borrower may borrow shall exclude all returns, discounts, credits, and offsets of any nature. Unless otherwise agreed to by Lender in writing, Eligible Accounts do not include:

     (a) Accounts with respect to which the Account Debtor is an officer, an employee or agent of Borrower.

     (b) Accounts with respect to which the Account Debtor is a subsidiary of, or affiliated with or related to Borrower or its shareholoders, officers, or directors.

     (c) Accounts with respect to which goods are placed on consaignment, guarantted sale, or other terms by reason of which the payment by the Account Debtor may be conditional.

     (d) Accounts with respect to whch Borrower is or may become liable to the Account Debtor for goods sold or services rendered by the Account Debtor to Borrower.

     (e)  Accounts which are subject to dispute, counterclaim, or setoff.

     (f) Accounts with respect to which the goods have not been shipped or delivered, or the services have not been rendered, to the Account Debtor.

     (g) Accounts with respect to which Lender, in its sole discretion, deems the creditworthiness or financial condition of the Account Debtor to be unsatisfactory.

     (h) Accounts of any Account Debtor who has filed or has had filed against it a petitin in bankruptcy or an applicabtion for rellief under any provision of any state ir federal bankruptcy, insolvency, or debtory-in-relief acts; or which has had appointed a trustee, custodian, or receiver for the assets of such Account Debtor; or who has made an assignbment for the benefit of creditors or has become insolvent or fails generally to pay its debts (including its payrolls) as such debts become due.

     (i) Accounts with respect to which the Account Debtor is the United States government or any department or agency of the United States with the exception of those accounts which aggregate to less than $100,000.00 during any one fiscal year of the Borrower.

     (j) Accounts which have not been paid in full iwthin 90 days from the invoice date.

ERISA. The word "ERISA" means the Employee Retirement Income Suecirty Act of 1974, as amended.

Event of Default. The words "Event of Default" mean and include without limitation any of the Events if Default set forth below in the section titled "EVENTS OF DEFAULT."

Expiration Date. The words "Expiration Date" mean the maturity date or earlier date of termination of Lender's commitment to lend under this Agreement.

Grantor. The word "Grantor" means and includes without limitation each and all of the persons or entitles granting a Security interest in any Collateral for the indebtedness, and their personal representatives, successors and assigns.

Gurantor. The word "Guarantor" means and includes without limitation each and all of the gurantors, sureties, and accommodation parties in connection with any indebtedness and their personal representatives, successors and assigns.

Indebtedness. The word "Indebtedness" means and includes without limitation all Loans, including all principal, interest and other fees, costs and charges, if any, toghether with all other present and future liabilities and obligations of Borrower, or any one or more of them, to Lender whether direct or indirect, matured or unmatured, and whether absolute or contingent, joint, several, or joint and several, and no matter how the same may be evidenced or shall arise.

Lender. The word "Lender" means Farmers and MEchanics National Bank, its successors and assigns.

Line of Credit. The words "Line of Credit" mean the credit facility described in the Section titled "LINE OF CREDIT" below.

Liquid Assets. The words "Liquid Assets" mean Borrower's cash on hand plus Borrower's receivables.

Loan. The word "Loan" or "Loans" means and includes without limitation any and all commercial loans and financial accommodations from Lender Borrower, whether now or hereafter existing, and however evidenced, including without limitation those loans and financial accommodations described herein or described on any exhibit or schedule attached to this Agreement from time to time.

Note. The word "Note" means and includes without limitation Borrower's promissory note or notes, if any, evidencing Borrower's Loan obligations in favor of Lender, as well as any substitute, replacement or refinancing note jor notes therefor.

Permitted Liens. The words "Permitted Liens" mean: (a) liens and security interest securing indebtedness owed by Borrower to Lender; (b) liens for taxes, assessments, or similaR charges either not yet due or being contested in good faith; (c) liens or materialmen, mechanics, warehousemen, or carriers,or other like liens arising in the ordinary couse of business and securign oblligations whicha re not yet delinquent; (d) purchase money lliens or purchase money security interest upon or in any property acquired or held by Borrower in the ordinary course of business to secure indebtedness outstanding on the date of this Agreementor permitted to be incurred under the paragraph of this Agreement titled "Indebtedness and Liens," (e) liens and security interest which, as of the date of this Agreement, have been disclosed to and approved by the Lender in writing; and (f) those liens and security interest which in the aggregate constitute an immaterial and insignificant monetary amount with respect to the net value of Borrower's assets.

Related Documents. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the indebtedness.

Security Agreement. The words "Security Agreement" mean and include without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security Interest.

Security Interest. The words "Security Interest" mean and include without limitatIon any and all types of liens and encumbrances, whether created by law, contract, or otherwise.

SARA. The word "SARA" means the Superfund Amendements and Reauthorization Act of 1966 as now or hereafter amended.

Subordinated Debt. The words "Subordinated Debt" mean Indebtedness and liabilities of Borrower which have been subordinated by written agreement to indebtedness owedby Birriwer to Lenderinformand substandce acceptable to Lender.

Tangible Net Worth. The words "Tangible Net Worth" mean Borrower's total assets excluding all intangible assets (i.e., goodwill, trademarks, patents, copyrights, organizational expenses, and similar intangible items, but including leaseholds and leasehold improvements) less total Debt.

Working Capital. The words "Working Capital" mean Borrower's current assets, excluding prepaid expenses, less Borrower's current liabilities.

LINE OF CREDIT. Lender agrees to make Advances to Borrower from time to time from the date of this Agreement to the Expiration Date, provided the aggregate amunt of such Advances outstanding at any time does not exceed the Borrowing Base. Within the foregoing limits, Borrower may borrow, partially or wholly prepay, and reborrow under this Agreement as follows.

Conditons precedent to Each Advance. LEnder's obligation to make any Advance to or for the account of Borrower under this Agreement is subject to the following conditions precedent, with all documents, instruments, opinions, reports, and other items required under this Agreement to be in form aNd substance satisfactory to Lender:

     (a) Lender shall have received evidence that this AGreementand all Related Documents haVe been duly authorized, executed, and delivered by Borrower to Lender.

     (b)  Lender shall haVe received such documents as Lender may request.

     (c)  The  security   interests  in  the  Collateral   shall  be  been  duly
          authorized, created, and perfected with first llien pririty and shall be in full force and effect.

     (e) Lender, at its option and for its sole benefit, shall have conducted an audit of Borrower's Accounts, books, records, and operations, and Lender shall be satisfied as to their condition.

     (f) Borrower shall have paid to Lender all fees, costs, and expenses specified in this Agreement and the Related Documents as are then due and payable.

     (g) There shall not exist at the time of any Advance a condition which would constitute an Event of Default under this Agreement, and Borrower shall have delivered to Lender the compliance certificate called for in the paragraph below titled "Compliance Certificate."

Making Loan Advances. Advances under the credit facility, as well as directions for payment from Borrower's accounts, may be requested orally or in writing by authorized persons. Lender may, but need not, require that all oral requests be confirmed in writing. Each Advance shall be conclusively deemed to haVe been made at the quest if and for the benefit of Borrower (a) when credited to any deposit account of Borrower maintained with Lender or (b) when advanced idn accordance with the instructions of an authorized person. Lender, all its option, amy set a cutoff time, after which all requests for Advances will be treated as having been requested on the next succeeding Business Day.

Mandatory Loan Repayments. If at any time the aggregate principal amount of the oustanding Advances shall exceed the applicable Borrowing Base, Borrower, Immediately upon written or oral notice from Lender, shakl pay to Lender an amunt equal to the difference between the oustanding principal balance of the Advances and the Borrowing Base. On the Expiration Date, Borrower shall pay to Lender in full the aggregate upaind principal amount of all Advances then outstanding and all accrued lupaind interest, together with all other applicaBle fees, costs and charges, if any, not yet paid.

Loan Account. Lender shall maintain onits books a record of account in which Lender shall make entries for each Advance and suchother debits and credits as shall be appripriate in connection with the credit facility. Lender shall provide Borrower with peridic statements of Borrower's account, wich statements shall be considered to be correct and conclusively binding on Borrower unkess Borroer notifies Lender to the contrary with thirty (30) days afterj Borrower's receipt of any such statement which Borrower deems to be incorrect.

COLLATERAL. To secure payment of the Line of Credit and performace of all other Loans, obligations and duties owed by Borrower to LEnder. Borrower shall grant to Lender Security Interests in such property and assets as Lender may require (the "Collateral"), including without limitation Borrower's present and future Accounts and general intangibles. Lender's Security interests in the COllateral shall be continuing lliens and shall include the proceeds and products of the Collateral, including without limitation the proceeds of any insurance. With respedct to the Collateral, Borrower agrees and represents and warrants to
Lender:

Perfection of Security Interests. Borrower agrees to execute such financing statements and to take whatever other actions are requested by Lender to perfect and continue Lender's Security Interests in the Collateral. Upon request of LEnder, Borrower will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Borrower will note Lender's Interest upnany and all chattel paper if not delivered to Lender for possession by Lender. Contemporaneous with the execution of this AGreement, Brrower will execute one or more UCC financing statem,enmts and any similar statements as may be required by applicaBle law, and will file such financing statements and all such similar statements documents necessary to perfect or to continue any Security Interest. Lender may at any time, and without futher authorization from Borrower, file a carbon, photograph, facsimile, or other reproduction of any financing statement for use as a financing statement. Birrower will reimburse Lender for all expenses for the perfection, termination, and the continuation of the perfection of Lender's security interest in the Collateral. Borrower promtply will notify Lender of any change in Borrower's name including any change to the assumed business names of Borrower. Borrower also prmptly will notify Lender of any change in Borrower's Social Security Number of Employer Identification Number. Borrower futher agrees to notify Lender in writing prior to any change in address or location of Borrower's principal governance office or should Borrower merge or consolidate with any other entity.

Collateral Records. Borrower does now, and at all times hereafter shall, keep correct and accurate records of the Collaterla, all of wich records shall be available to Lender or Lender's representative upon demand for inspection and copying at any reasonable time. jWith respect to the Accounts, Borrower agrees to keep and maintain such records as Lender may require, including without limitation information concerning Eligible Accounts and Account balances and agings.

Collateral Schedules. Cuncurrently with the execution and delivery of this Agreement, Borrower shall execute and deliver to Lender a schedule of Accounts and Eligible Accounts,in form and substance satisfactory to the Lender. Thereafter Borrower shall execute and deliver to Lender suchd supplemental schedules of Eligible Accounts and such other matters and information relating to Borrower's Accounts as Lender may request. Supplemental schedules sahll be delivered according the following schedule: within fifteen (15) days if each month end. Schedules shall itemize Accounts and Eligible Accounts in the following categories: 0-30 days, 31-60 days, 61-90 days.

Representation and Warranties Concerning Accounts. With respect to the Accounts, Borrower represents and warrants to Lender: (a) Each Account represented by Borrower to be an Eligible Account for purposes of this Agreement conforms to the requirements of the definintion of an Eligible Account; (b) All Account information listed on schedules delivered to Lender will be true and correct, subject to immaterial variance; and (c) Lender, its assigns, ir agents shall haVe the right at any time and at Borrower's expense to inspect, examine, and audit Borrower's records and to confirm with Account Debtorsthe accurancy of such Accounts.

REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, as of the date of this Agreement, as of the date of each disbursement of Loan proceeds, as of the date of any renewal, extension or modification of any Loan, and at all times any indebtedness exists:

Organization. Borrower is a corporatin which is duly organized, validity existing, and in good standing under the laws of the State of Maryland and is validity existing and in good standing in all states in which Borrower is doing business. Borrower has the full power and authority to own its properties and to transact the businesses in which it is presently engaged or presently proposes to engage. Borrower also is duly qualified as a foreign corporation and is in good standing in all states in which the failure to so qualify would have a material adverse effect on its businesses or financial condition.

Authorization. The execution, delivery, and performance of this Agreement and all Related Documents by Borrower, to the extent to be executed, dellivered or performed by Borrower, have been duly authorized by all necessary action by Borrower; do not require the consent or approval of any other person, regulatory authority or governmental body; and do not conflict with, result in a violation of, or constitute a default under (a) any provision of its articles of incorporation or organization, or bylaws, or any agreement or other instrument binding upon Borrower or (b) any law, governmental regulation, court decree, or order applicable to Borrower.

Financial Information. Each financial statement of Borrower supplied to Lender truly and completey disclosed Borrower's financial condition as of the date of the statement and there has been no material adverse change in Borrower's financial conditon subsequent to the date of the most recent financial statement supplied to Lender, Borrower has no material

Legal Effect. This Agreement constitutes, and any instrument or agreement required hereunder to be given by Borrower when delivered will constitute, legal, valid and binding obligations of Borrower enforceale against Borrower in accordance with their respective terms.

Properties. Except for Permitted Liens, Borrower owns and has good titke to all of Borrower's properties free and clear of all Security Interests, and has not exectued any secuyrity documents or financing statements relating to such properties. ALl of Borrower's properties are titked in Borrower's legal name and Borrower has not used, or filed a financing statement under, any other name for at least the last five (5) years.

Hazardus Substances. The terms "hazardous waste," "hazardous substance," "disposal," "release," and "threatened release," as used in this Agreement, shall have the same meanings as set forth in the "CERCLA," "SARA," the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 49 U.S.C. Section 6901, et seq., or other applicable state or Federal laws, rules or regulations adopted pursuant to any of the foregoing. Except as disclosed to and acknowledged by Lender in writing, Borrower represents and warrants that: (a) During the period of Borrower's ownership of the properties, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any hazardous waste or substance by any person on, under, about or from any of the properties.
(b) Borrower has no knowlege of, or reason to believe that there has been (i) any use, generation, manufacture, storage, treatment, disposal, releate, or threatened relase of any hazardous waste or substance on, under, abut or from the properties by any prior owners or occupants of any of the properties, or
(ii) any actual or threatened litigation or claims of any kind by any person rleating to such matters. (c) Neither Borrower nor any tenant, contractor, agent or other authorized user of any of the prperties shall use, generate, manufacture, store, treat, dispose, of, or release any hazardous waste or substance on, under, abo;ut or from any of the properties; and any such activity shall be conducted in compliance wioth all applicable federal, state, and local laws, regulations, and ordinances, including witout limitation those kaws, regulations and ordinances described above. Borrower authorized Lender and its agents to enter upon the properties to make such inspections and tests as Lender may deem appropriate to determine compliance of the properties with this section of the Agreement. Any inspections or tests made by Lender shall be at Borrower's expense and for Lender's purposes only and shall not be construed to create any responsibility or liabilty in the part of Lender to Borrower or to any other person. The representations and warranties contained herein are based on Borrower's due diligence in investigating the properties for hazardous waste and hazardous substances. Borrower hereby (a) releases and waives any future claims against Lender for indemnity or contribution in the event Borrower becomes liable for cleanup or other costs under any such laws, and (b) agrees to indemnify and hold harmless Lender against any and all claims, losses, liabilities, damages penalities, and expenses which Lender may directly or indirectly suystain or suffer resulting from a breachof this section of the Agreement or as a consequence of any use, generation, manufacture, storage, disopsal, release or threatened release occuring prior to Borrower's ownership or interest in the properties, whether ir not the same was or should have been known to Borrower. The provisions of this section of the Agreement, including the obligation to indemnify, shall survive the payment of the indebtedness and the termination or expiration of this Agreement and shall not be affected by Lender's acquistion of any interest in any of the properties, whether by foreclosure or otherwise.

Ungatlon end CI~ No Ut-on. cwn~ ir,veeu~on, adminlainalve proceeding or simlier adon (~g thorn for unxaat taxes) Sgainat Borrower is pending or tiresateriad. and no other event has occurred which may mairilty ~ aI~md Borrower's 'Inanciat condition or Pm-I. other than Egaton, claims, or other events, if any, that have been cllsclosesl to and acknowledged by Lander in wrttfng. Turn. To the best ci Borrower's knowtedg~. all tax netuens and -sorts of Borrower that are or warn required to be ftlsd, have bean lied, and 'Ir taxes, aaeaas and ether governmental charges have been paid in ft~ esoept those presently being or 10 be oontesbd by Borroer in good faftil in the ordinary Coum. of business and for which adequate reserves have been ~ced. U." Prlodt~. Unim otherwiss prevlc~ -I-to Lendar in "rittr,g, Borrower has nol enis'ed into or granted My smaurty Agreements, or the Ung or altacimeant of any Security Inlereeta on or etheUng any of the Colateral dreciy or indima- securing repayment of Borrower's Loan and Mote. that wourd be prior or that raay in any wsr be suresor to Lender's Securry ~ and lights in and to such Cokteral~ Uing EffeoL This -I-nt, the Note, all S~urlty Agraements d'dtv or ini-ify sectakig repayment of Borrower's Loan and Nola and all of the ieelated Documents are binding upon Borrower as well U Upon ~ower'a sccceaaors, rep'esenllativea and assigns. and are legally nIorcmbls in accordanes with their resceetive ~,.- C~~clal Pw~L BorrOwer Inendi to use the Loan proceeds sefey for business or commorcimi related purpOeeL

Einployee Benefit Plans. Each employm benell plan as to which Borrower may have ~V ilabilly com-es in all material respeos with all app~alle requrrets of law and iggutettons, and (i) no Reporabie Event nor IrroNibed Transaction (as dened in ERISA) has occurred with resi- 10 any such -. (1) Borrower has nol 'ttlhdrnwn from any such - or Initiated stopa to do so. and (11l) no steps have been ~aken te trtrrate any such ~L

Locatton of Borrower's Offices and Recortlie. BorrO~rs pisce of burinees, or Borrower's chW :.-ll onion, if Borrower has more than ore place of business, is iccated at wt'D Bokienrod inane, Geranwitown, MD WL uraesa Borrower has designated ofherwtse In writing this location is aiso the cittos or oetces wise Borrower keups its .,,,~ us ~ the ColeteraL

twitortoeleL M infomnallen hanaloatre or conteporancousty harewith t~id~hed by Borroirer to lesnoer for the purposes of or in cow.cIion wUil this Agreement or any' iran-dion conlemptaled trereby is, and all information laaeabr ~nishekl by or en behaif of Borrower to Lender will be, true and accurate in every material mspect on the date -of which such information la elated or cermed; and none of such inlormation is or will be Irmompisee by omttinlf to state any ~ fect nacessary to n,ake such loformalion not misladling.

Survival of Representations and Wasasnilpa- Borroor understands and agirses that teander. without indefsndent Irn-alon, is rehing upon the above representattons and ~ietes in asiending Lowi Advances to Borrower. Borrower luther agrees that the tofeg~ Iep~ntatiors and warranties shall be corilnuing in nature and shall rensain in full foroe and enact until such tithe as Borr~ Indeotedness shall be
- In fuit. or uni this Agreement shall be terfunated in the manner ~derl a~ wivehever is the last to cocor.

AFFIttMATIVE COVENANT:. Borrower' c~rats and agrees with Lender thet, w~~e this Ag,ee- is in elbaf, Borrower w; Utitiot~ Prompity ~ Lander in wrttlng of (a) all material adverse dilanees in Borrower's financial condition, and ~) all esising and all tl'reatened litigation, cw~ investigatons, admirtistalive procoedings or stmllar acttons ~tcctirg Borrower or any Gueranlor wllch co~d mat~ aftuct the unanctal ccndtion of Borrower or the ilnancial corolition of any Guarantor. FinanaW IOecO~a- llaintaln lis bcoks and reoords In ecoordaocs wllhger~ly wasp led accounting prtnctptes, applied on a ~slstent basis, and permit Lanclar to earnire and audit Borrower's books and records at all raascnabb Um~ lccnclal SWenenia- Furrish tender WII~ as acon as avalable. but In no event later than on. hundmd twenty (120) days alter the end of eacl' fiscal year, Borrower's balence sleest and income slalernent for the year -ti audited by a certtod pubilo accountant Saustactory to Lender, end, U Soon U mmkbie, but in no event later than thirty (30) days alter the and of each ltscet qualter, ~ balance shesi and profit and loss sa~t for the -ied ended, prepared and apriled as correct to the best kn-sdge and beluf by Borrower's chic' financial cfker or other -Eb.rioer or person aconittabis to Lender. M itnancal mpods 'qutred to be prc,,lded under this Agreement shall be prepared In accordance with pun-dy acoepted accounllng pfln~ apIsUed en a cor,sstent basts, and rerttaxl by Sorroweras being trrre and coract. Addittoarni informatton. Furelsil such addlionel Wormation and stalemurtis, lists of asasla end '-~~f, agl~u of raevablas and psyables, Invenlory schediius, bu~t~ ~casts, tax nefwns, and other reports wilh respeci to Borrower's financial rondilon and busIness operation" a" tender may r~quest from ume to Iftie. Financial Covenants and RatioL Co~ly with the following covenants and ratios:

Tengilee Ne~WDnh. Reflect a, m,,',,,~Te~~1e Ne?Woith8fnof ieee th~ 9~.520.OOO.~O by January 31. 15I~ end Inc~~a.ing the minimum Tangible NetWorth by e2OO.OOO~Oo each quarter therealte,. U 12~1~199S L~un No 00001 LOAN AGREEMENT Page 5 (ConUmied) I ~ ~ Net Worili Rallo. lialsiIn a silo ci Total lasbEtles toTa~~~lalfel Worth of tern than US to ISL cunani Ratio. Ntalnleln a silo of Cimunt A-mt' 10 CuIttani Umblililas in eem of iao to i~ ~mpt as ~ded a~oyw. alit con-ahona ma~to ~ comollance with tile netiUkWments centained in INs t:aragm~ shall be mmd. in accordance wlIh ganenally acoceed accounting ~les. api:lled on a coruistent baste, and ceeliled by Borowerm being trim and su,~:

iiwwance~ Maintain Ilire and other 115k Insunance. P'-~~u liabItEy ~msnce, and such other Inswance as Lender may lirom Ime to lime

IUI$Onet~ re:lirlre with naspentlo ~ properties and epersUone,, in lorrn, amotanla. covensees and with InsLiuflO. compan~ ~ to ~mncler. ~tower,- upon re~ ci Lencler. wit daleer to Lender from lime to lime tile policies or ceruficafes of Insurance in lorm saistactory 10 Lencier. ln~ding sliptiliattons that ~:: wit not be Cancellel or diminishafi without at laaat Ilitty ~) days' - wrfIen noflorn to Lender. Each insisanom polley alao thai Incltidi an endorsement pr~ding that noterage in fever Of Lender wi' not be "n-md in any way by any act, omlaelon or deatilit of Borrower or any other person. in connection with alit pcllciea -mit. 'mets in whi EAndier heios or Is .. a sacLNftv inlerest for tile Loans. Borrower will prov~e Lender with such loss pnyatlle or other endorsements as Lender may laattrwicu U-IL Furrish Ia Lender, upon raci- ci Lender,m~ on each aesing in,~nom ~Icy aloowing such i#Ww~stlen as Lander may masnabty nae-. Inciwding without llmftton the following: (a) tilem of the irsurar, ~) the risks insured:
(c) tile amo~ ci the poi~~; (d) the properlim ln:ur~: (a) the then oturent peopety vlitues on tile basis ci wtycn fruwance has been Obtalnad, and tile mannur of detorntinlno tilesa varrn~ and (1) the -ration dete ci tilep~. in adillon, upon reqLiesI of t"ander ~ow~ notmore often than arnua~ly), Borrower WE have an indq~~rt appiubw uhftectorr' to Lender dotmine, as appicable, 'he actual cash value or r-.fcerr.nt cost of any

Coateral. The cost ci such appraisal shill be palel by Borrower.

Other ~ ~ with afl tmC und aoi'dklora ef as other matartaf aenlenanti whether flow er heimifter exbtlng. between ionte'~ - any ~,,4 paity efti ro"'yL8f~er kuwefately fri wTftkig of any defaut in IoMig~Im~n with any J~- uucli agreements.


Loan Proceeds. Us. all Loan proceeds solely '0' tile lottowing sPcEc purocaes: to srotrlde at3ort term wofictog c-tel. Tacis, Citargug end tlte~ Pay and d~rge when due all of ifs lnd~ladress and Obigationa. including witheut ilvitaton alit assessments, taxes, g~mmental char!-, levies and tie'., of every kind and nature, -osad upon Bo'mwar or 115 properties. income, or proftis, priorto tile date on which -ties would atlach, and all tewiul cirnirni that. if unpaid, might become a lien or charge upon any ci Borrower's pro-.s, income, or cr~ Provided howevter. Boroower wit not be required to pay and discharge any such naeeirmant, tax. charg., levy. lien or claim 50 long as (a) the legmitly of the sam, shalt be contested in go~ fisith by appropriele proaa:llngi, and (b) Borrower shall have establlshad on its beaks adequale reeervea with naspect to such contested aisessment, tar. cherge. ~,, tian, or cialm in accordance with ~ accepted accounting pracli. Borrower, upon demand of Lender. will futTlish to Lender evidence of payment of tile assessments, taxes. ciages. tev:ei~ ~ and claims and wit authort~ the appropriate governmental official to deilver to Lender at any time a written statement of any assessments, till,, charges, ~ lief~ and caima sgalnsl Borrower's properties. income, or profits.

Performance. Perl'rm and compry with ill terms. conditiona, and provisions set forth in this -I-ni and In tile Relai~ Documents in a Mfm~ manner, and promptly notify Lender if Borrower learns ci tile occunence of any event which constitutes an Event of Default under this Agreornent or under any of the Related Oocument~

Operationa. Melntain eeecullve and management pemonni' with subsianialty tile sarn, qumlicalons and expedence as tile pnsaent executive and management personreel: ~de written neltoe to Lender ci any change in executive and na~e,r'ent p~mannel; condud its businam aflii~ in a reaao~le and prudent manner and in corn-Ice with alit app~a:le federal. state and municipal laws, oroinancea, rules and reglidions respecting its properbm, charters, busi~aes end Operalons, inctuding ~out limitation, c~aro:e with the Americana Wih Disaltiltea Ad and with all minimum funding standards and other requlrements ci EIIIISA and other laws appicatila to Borrcwers employee benelit i:la~

Inspecuon. Permit employms or agents of Lender at any ~onable lime 10 Inspect any and alit Collateral for the Loan or Loans and Bortower's ether properlies and to ~ or audit Borrower's books. accounts, and records and to make copies and menroranda of Borrower's books, accounts, and recordL if Bcrronee now or at any time hereafter maintains any records ~ncludlng without Imitaliton computer generated records and cornputer softwane programs for the generation of ~uch necords) in tile poeeessiion cia third -V. Borrower, upon request of Lender. shalt flout' such party Ia permit Lander free access to such rucords at alit reasonable times and to provide Lender with cooles of any ri~ttls U may request. all at Borrower's e:q:,nss,

Compliance Cenitficate. Uniess waived In writing by leder, provide Lender at least annually and at the tima of each disbursement ci Loan proceeds with a certificate executed by Borrower's oteaf finencimi olftcer, or other ortlcer or I:erson acceptacle to Lender, aertlying that the representations and warranitee set forth in this Agreement are true and correct as of the date ci the certifteate and further certielnill that. as of the date of the certlilcate, no Event of Default asists under tills Agreement

Environmental Contilo-ance and Raporta. Borrower shall ccmpiy In all nesp~ with alit environmental proteetlon ladosil, state and local laws. statutes, regtlations and ordinances: not osulse or penn to exist, as a ."s'~ of an Intentional or unlintentional action or omission on its - or on the part of any third patty, on pro-V owned andfor cocupied by Borrower, any em~onmental aattvtty where damage may nasult to tile en~onment, uniess such envlnonmentai acivilyis pursuent to and In co~Ian~~ with tile contiltions of a permit lesued by tile aporapriato federal, state or local governreental authorilies: shall turnish to Lander promptly and in any event wtihin thity ~) days after receipt themof a copy of any notice, summons, Ian, cielon, diractive, latter or other communication tram any gc"ernmental agency or instrumentallty concerning any inlenUonal or unintentional ~ion or omission en Borrower's part in connection with any environmental ~ whether or not there is damage Ia the environment andlor other nalural nasGWc~

Additional Amura,,c~ Make, exu'cute and delivar to Lender such prcmlsscry notes, mcrtgages, deits of trust, securtty agfn~rts, inancing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and aecure the Loans and to perfect alit ~trtly inleresta.

RECOVERY OF ADDiTIONAL COSTS. if the Imposition of or any change in any law. rule. regulation or gui:telira, or the Interpratatton or applicalion of any thereof by any court or udmirsa live or governnaantal authodly (including any request or policy not having the force of law) shall impose. madly or mako applicable any taxes (except U.S. federal, slate or tacal Income or franchise taxes imposed on Lender), nesar"e requirements. -~' adequacy requirements or other obligations which would (a) incrasse tile cost to Lender for extending or raelntaining the credit facilities to which tills Agreement relates, ~) reduce the amounts payable to Lender under tills -I-nt or tile Related Documents, or
(c) reduce tile rate of return on Lender's capital as a consequence of Lender's obligations with respect to the credit facIlities to which this Agremnt relates. Ihen Borrower agnees to pay Lender such addlUonal amounts as wit compensate Lender itteafor, w.*i Uve (5) days atter Lender's written demand for such payment, which demand shsU be accompanied by an eppianation ci such l,nposition or chw~ and a calculation in reasonable deteif of the additional amounts pavable by Borrower, which erparation and caicuetions shall be conclusive In the absence of manifest error.

NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that while this Agreement is In effect, Borrower shall not, without the IOlcr wrttten consent of
Lender:

indebtedness and Liena. (a) Except for trade debt incurred In ihe normal course of business and indebtedness to Lender contemplated by this

U 1 2-1~1995 LOAN AGREEMENT Page 6 Loati ND 00001 - (ConUmi.d) A'wn.n~ Oea~ ~ Cr assume iteebtedness for b~EYowW money. Iftoluding C- ""'- ~) -epi as allowedas a Parirrited u.n, :.'~ inansfer. morl~ge, assign, -cige, ~ grant a aecurily iniest in, or any of 8wmw~~ mu~%r (0)... withnecoue any of ~ mogowis, to leandar. "~m aeg~~ "~ in -w .n. taraeaa,,, e~- 20.OOO.OO Oon~ of O-omL (a) Erigeog in any buelnees ~ aialsuii~ eellanant than thorn in whoh sorrow~ Ia prasently angageel ~) orceaseSsil ~teralEonR. Equidmia, "~h ~ acqdlre or cioidsle with anyother ~,
- nwn~ iwove or transfer out el the ortllnary course of bwinm, Co) pay any ohis en B~ywier'e afok (other than ~ pm~ In as st~dc). ~ that outwIiluIm~ the ~ but only ee fooli as no Event of D~bij has o~wi and IC ecotinuing or would result Irom the payment of ~ V ~ tea ~$ub-tar $ Corporrtlien~ - daithati in the ~ ""- Coda - 1~ as en~n;ied), ilonower may pay cash ~ on illa 'toll. shrn~~wm *wn urn to lima in minourie naoeeeey to enaille the aharehokters topay incaoe taxi. and -ake ~n'ated kiobma fa'r payments to ~ their "'~ undar '~' and state tear which aissa - - their ea~ - ~ of a ~ohi~ $ COvpWdon bmum of their ow~ of ~raa of stook of Boiv~wur, or (d) pINchum or naera any of uorr~ autsta~~ng haaaa or aMer or amend 8orroww'e C- ekuci~~

-~. Aee-Im and ~eraali~ (a) Loan, Insset in or ed~ai~ rnoney or aeaete, ~ p~eae, cnaafe or acquire any lnierestinanv oiher n~f~ Or Wily, or (c) iflOLv any ~ltgaton ass-or guarantor ether then in the ~ course of bUII-L


CEBSATION OF ~~MIICEI. if leandar his made any oommlrnent to malee any Loan to ~mowar, whelter undor thip -I-nt or under any other agraament~ ~dar ahit have no o~llon to make Loan Aduenoas or to dieburee Lean pmmeeda V'. (a) 9on'orer or any Oue~nior is in delauri under the terms of Ihie Ag~ or any of the flawed Documenis Or any ether aiire~ that Berreer or any Guarantor has wilh Lender; ~) Borrower or any ~wnatoor Inaavt, ill-a -Eon in bankruptcy or similar pm--. or IC ~u;lgnd a bankrupt; (c) there occurs a material ~ change in Boirowere llaanlai cond~ in Rh. Unanclal oo~IIOn of any Guarantor, or in the value of any Collateral ee'~ any Loan; (dl arw Guarantor i.eks, deima Or otl'eh-ee ~ to llmlt. madifr or ~voke such Gimrrnnr'a guaranty of the Loan or any other loan with Lender



NON~~~OE ~ Borrower aems lopay Lender ragutar q~terry payments of d aoorued un~d naf~~ge lees due as of each payrnent dale, ~ 10.1906 with all sueeect- no~~ge toe payments due on the mme - of each ~tor, ~raaflor. m. daly noi~~ge tee is compofef on a 3851~ ~e Intrest basis; that Is, by ipplying the ratio of 03% annuai nor~e rate over a year of 355 days, Inultipied by the unused --ilisal liaia~

RIGKr OF SETOFF, Borrewer grants to Lender a contractual posmm~ mcis~ lIlSareat in, and ftereby aeatgna, convays, delh,w:~ pJadges, and ~stare to Lender all Borrower'. vighi. III. and Interest In and to, Bwt~ socourts with Lender (whether olkoking, sa'4"g:~ Or eome other account), Endudng ~ 5mllatlen all aooounts bald Jolnity with someone ellea and all accounte Borrower may open in the hiure, ecoluding ho~~~ever all RA, Keogh. end Irsart anceunte. Iloorrowe' LIIhwsia Lender1 to the extent permitled by appkbte law, to charge Cr seloff all sums owing on the lndebtadr~ against any and a' such anceunts.

EVDITS OF DEFAILT. Each of the tolawing shall constit~j an EvenI of Defeut under thie ~

Defeuft on ~bledlneas, Fallure of Borivwgr to make any payment when due on the Indebt~~

Other ~. Fallure of Borrower or any Grantor to co-v with or to irerlorm when due any other terrn, obligetion, cove~mrt or condi~on conlalned in lie Agree- or in any of the Related Documeria, or liallure of Borrower to co'npty with or to ~rn any other terrn, obfpation, covenant or ~ onrtte'ned in any other aQreanant between Lender and lerewer.

Deltaull in Favor of Thlnf l",,~-t Skoidd Bormw'ar or any Grsnlor deteult under any loan. exteraslon of or~~ security agreement, pursh~ or satee agfi~ or any ether egreggent. in llaor of any other or pemon tfaat "lay mmiu~mly ..I any of aorrowarrt propeny or Bwr~r'p or any ~aiir'a ibmv to rppay the Loin. or ~,,,,.., their 'uapeclh. onggalons under tt,ts -I-nt or any of the Related Documw~

Fallee 8talemats, Anr' warranty, -raaenta- or utaterr~ made or turniphed to Lender by or on behalf of Boreower or any Grantor under this Agreement or the Related Documents la false or rnielmding in any malitat -tat the tirn made or ftwrished, Cr beooroos jelse or misloading at any time l,,,,--'6.

DeItfOItrre COBfl~fall~Ion. This Agrewnpnt or any of the Related Dccurrents ceeees 10 be in t% force and effect (Including allure of any ~ec'1ItV Agreement to create a Vald and pml~ctd ~ interest) al any Iu and for any rrns~

loeolYenaV. The diaolution or lenninsiton of Borrowr~ uditeos as a golog busfneas, or a trustee or ..~ is appointed for Borrower or for alt Ore a~tatiei porlon of the of Borrower, or Borrower makes age- ~reeent for the benuft of Borrower's oreditom or B~ur film for Ixi.Ir~y, or en InOoluntery bsrk~ -Eon is tilad agalnst Borrower and such Involuntary pgan rerttalns un~~lad for ~bdV (60) days,

Ciedilor or Forteflum P~Ocein~ Commanoernent of foreclosure Or fortlittre proomings, whether by ~ pmc~n~ sef~, raposseasion or any ether ~titd, by any creditor of Borrower, any ofedlor of any Grantor against any oollateral securtng the Indebtednes, or by any governmental ~ancy. Tha includesa I;arnlshmw~ attach-I, or levy on or of any of Borrower's deposit accounis wth Lerider.




AEe,rera,e CIimii~AmaIrlal adverpe onange ~ in lorrower'e Ir"arcal.cond~~on,~


EFFECT OF AN EVENT OF DEFAIAILT. if any ~vant of Iieieuit shall coolir, m'oept wares otherwisa prvvi~ in it'is Agrernineni or the F~lated 0ocixn~, all com~ntns and Dbligattons of Lender under this -'II- or the Related OocWTI.a or any other agreement ir',medlatellr wil terMInate (including any obligelon to make Loan Advanoas or disbureamants), and, al l"ender,a optioo, allaun's owing in connecuon with the Loans, indudng all p'fr- lr,iereat. and all other laes' costs and clesrges, if any, wllll becorn lmmantsleiy due and payable, all without nollorn of any kind to o,,ower, except that in the - of en Event of Dofault of the typa dmoribe:l in the ~reef',e~ subsectIon ibowa, such mocelaration shall be automulic and flot optionaL in addItion, Lender shall have all the rights and ,u..w51 provided in the Related Daurents or avallable at law, In equty, or otherwe. Exoe- as may be proIiltt~ by aooIlcable law, all of Lender's rights and remulee shall be cumulative and may be execteed singularly Cr concurrentty. Election by Lender to pursue any remady Shall not eaclude pws,'tl of anyothor remedy, and an elecion to make ewpDndltures or to take ~on to -~orm a,, obigallon of Borrower or or any Grantor shall not aftoct Lender's right to ~LC a detaul and to axerolse Its ~hts and remedies.

MISCELLANEOUS PROVISIOIIS. The fofowing miscellaneous prov~sicns are a pert ci this Agreement:

Amen'fmentL This Agreemerif, together wjth any R~lated Documents, consUtutes Ihe entire understandluig and agreement of thu parties as to the
I
I
1~-1~1995       LOAN AGREEMENT  Page 7
Lo.nHoOO~~1        (ConUiwed~.

metier,..' toth in Itil Agneemeni No alteralon of or amendment to thls AGreement shati be elbdve unim grvmn w' wrling and "oneel by the party or-i--Il to be char- or bound by the alteration or anieridmeriL

Appllcbllle La.. ml. Agreement shalt be Oovernd by. con*u.d and e~meel in ~- with the laws of the slat. of Ma~Mmr-L LENDER AND BORROWER EACH ilEREBY WAIVE ThIAL BY ~RNiY IN MW ATTION OR PROEEDIN~ TO WIIICK LENDER OR BORIIIDWIR MAY BE PAliiITI~ ARISING our OF, OR itl ANY WAY PERTAINING To, TilIlS ~ IT 18 AGREED TIIIAT THIS WAIVER CON&rn~S A WAIVER OF TRIAL IllY JWIY OF ALL. CLAIMS A~EIST ALL PARTIES TO aUCH ACTIORS OR PROCEEDIMG8. THIS WAIVER IS KNOWINGLY, WILILINGLY AND VOLWIrARILY MA~ BY LIND~ AND BORROWER, AND LENDER AND IIloRROWER EACH IIEREBY EIlEI'RESIBlT TIIIAT ND REPRESENTATIONS OF FACT OR OPINiON HAVE BEEN MADE IBY ANY INDIVIDLIAL TO INDUCE THIS WAIVER OF TRIAL BY JWUY OR To EN ANY WAY MODIFY OR NILUFY ITS EFFECT. BORROWER RJRT~~ RIltRAISENTS THAT DOF~WIER HAS BIDEN REPRE~ED IN TIE SIGNING OF THIS AOREEMIBNT AND IN ml MAAING OF THIS WAIVER BY INOEPEI~ IEGAL COLPIS~ SELECTED OF BORROWER'S OWN FREE WILL, AND TIIIAT BORROWER HAS HAD THE OPt,OIIIIIINITY TO DISCUSS THIS WAIVER WITh COUNS~ CapIlon Heedin~~ Caption lecadings in this -I-nt are for convenience purposes only and are not 10 be used to in'.- or define iha of the AgreemmnL

Niumpia Parties, Cor;-e Authority. A" obligations of Borrower under Ills Agraement sIsali be jolnt~and several, and all retirrencea to BorrOwer shall mean each and every Borrower. Thts means Ihat each of the Borrowem sigrrrg below Is miponsibte for WI obNgetton. in this Agreement.

ConaenI to ~xtm~Ictlon. Borrower Irrevocably submits to the Jwisdlcllon of any state or bderal cowt aitting in the Stale of IaarI-nd over any suit, motion, or pr-dlng arIsing rut of or relatlng to this AgreewienL Borrower irrevocably welvea, to the issleat m(ient pefmied by law. any ob~n thai Borrower may now or irereafter have to the taying of venue of any such suit, action. or procmdtrg brought in any such court and any claim Ihal any such suit, action. or pro~~oing brought in any such Cowl ha. been braught In an Inconvenlenl looi~ Rnal Judgment in any such suit, edion, or prooci'irg bnougl"l in any such court shall be conclusive and binding upon Borrower and may be enforced in any cowl In which Borrower is subject to jurtsCSclion by a sull upon such judgment provided that L of procea, Is e~ctett upon Borrower as provided in this -I-nt or as oth~se per,nlttetl by applicable law.

Consent to Lean ParUcipalion. Borrower agrees and consenis to Lendet's Sale or trarster. ~ now Or laler. of one or more particifetion interests in ihe Loans to one or more purchasers, whether reatal or unrelated to Lender. Lender may provide. without any Unitatori whaIscevet, to any one or nrore purchasers. or potential p~asers. eny information or knowtedge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby wah~as any rghts to -lacy it may have wiih nesoeci to such matte's. Borrower additionally waives any and at notices of sate of l'artclpailon Interests, as well as an noticm of any ripurciusa of such panielpation interests. Borrower also agrees that the purchases of any such partlcipallan interests witi be considered as the tbsol~ owners of such Interests In the Loans and win have all the rights granted under the partielpation agreemeni or aereernents governing the sale of such participation interes~ Borrower hxther wihms at rights of olfset or counterclaim that II may have now or laler agaInst Lender or against any purchaser of such a piatl~aIon intersst and unconditionally agrees that either Lender or such purchaser may intorce liorrower's obIloation under the Loans ir'anpactva of the failure or Insolvency of any holder of any interest in the Loans. Borrower ~iher agrees thai the purchaser of any such pattielpation Interests may enforoe its interests irr',Spective of any persoraal dalme or deferises that Borrower may have against Lender. 4

Cosie - Expenese. Borrower agrees to pay upon demand alt ol ~ incurred in connection with this Agreement \ or in connection with the Loans made pursrrant 10 this Agreement. ~ject to any uffis under applicable dew, if Lender hines an attorney to haip enforce this Agreement or to colect any Indebtedness, Borrower agrees to pay Lender's altorneys' tees, and all of Lender's olher collection expenses whether or not Ifteig is a lawsuit ansi PncIi~~ng legal ~cpnses lor bankruptcy pro~ecingL

NoticeL M notices required to be -~ under this Agreement ahel be given in wiling, may be sent by tetelscsimi1, and staill be el~mctve when actually delivered if hand deilvered or when deposhed witi, a nationally reeognI~d ~vefliglil courter or deposited as certilied or mgiiteeed rrieil in the United s'atea mat, lirsI clasa, p-- prepaiil. addressed to the -V to wiurt the notlee is to be given at the addmm shown abovL Any ~ may change Its address for r,otices under this Agreement by giving tornael wiffiwi nottee to the other parties, specifying that the purpose of tP'e notice is to change the patty's address. To the m~ant pennined by applicabte law, Ii there is more than one Borrower, notice to any Borrower will constitute notice to all Borrowers. For notIce purposes. Borrower agrees lo keep Lender Informed at ati limes of 9orrower's cunent addressias).

&evereblldiy. If a court of cornpeterttt JurisdIction Inds any provision of it's Agreement 10 lii in~i~Ud or unenforceable as to any person or circumstance, such Ilndtng shall not render that provtsion Invatid or unenforceabte as to any other persons or circumstances, if lea~le, any such offending provIsion shalt be deemsd to be m~ied to be within the Imits of enfoeceability or vafldiiy; however, if the offending peoyI$E.on canrict be so modified, If shall be siricken and all OIlier provIsIons of this Agreement In all other respects shall remain valId and enforceable.

Subsidiaries and Affiliates of Borrower. To the extent the conled of any provIsions of this Agreement makes it appropriate, including without Iimi~iott any ruoresenlation, warranty or coveaant, the word "Itorrower' - used herein shalt Include all subsidiaries and aUlates of Borrower. Notwithstanditg the foregoing however, under no circumstances shalt this Agreement be consirued to require Lender 10 make any Loan or other tinancii,I accommodalion to any subsidlary or affIlIate of Borrower.

Succassiors end Assigns. M covenants and agmenerts contained by or on behalf of Borrower shall bind its successors and assigns and shall inure to the benefit of Lender, Its successors and assigns. Borrower shall not. however, have the right to assign its rights under this Agreement or any interest therein, without the prior written consent of Lender.

SurvIval. M warranties, represenlatlons, and agreements of Borrower in this Agreement shall survive the mal~ng of the Loan or Loans conte~~lated hereby, and shall be deemed made and redated by Borrower at the time of the ma~ng of each disbursement of Loan proceeds. Time Is of the Essence. Time is of the essence in the performance of this -I-ni.

Waiver. indugacce by Lender with respect to any of the terms and conditions of this Agreement or the failure of Lender to exencstt any of its rights under this Agneernent shall not Constitute a waiver thereof, and Borrower shall remain liable for the strict pwformanc~ ol such terms and conditions unti this Agreement shall be terminated. No provision of this Agreement may be walved or modfted orally, but all such waivers or modifications shalt be In writing. Whenever the consent of Lender is requimd under this A~nwit, the granting of such conaent by Landw in one Instance shal not constifute Lendet's continuing consent in subsequent instance's, and In eti ceaes such consent rnsy be gmnied or withheld in the sole discretion of Lender. 1~-1~1995 LOAN AGREEMENT Page 7 LnanNoOOOOl (ConUmi.d~.

matters aet torth ~ this AgreumwnL No alteration of or amandment to this A'eem~ sIasIl be eIb~e unlem ~n in wrung and SlEnesi by the party or pwIiee IOU~ht lobe char- or bowid by tha alteration or amendment.

ApplIcab~ Lalir. ml: Aoresrnertt shil be goverieri by. rrors~erl and u:l~rcri in locordence with the "WI oft. State of M-InCL LENDER AND BORROWER EACH ~RElBY WAIVE ThIAL BY ~AIY IN ANY ATTION OR PA~IEEEDliG TO WIliCH LENDER OR BORl'tO~ MAY BE PARTIES, ARISING our OF, OR IN ANY WAY PERTAIIfING To, ThIS AilI-MEN~. IT IS AGREED THAT TIfES WA~VER CONSTETurES A WAIVER OF TRIAL BY JLMIY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCIt ACTIONS OR PFIOCEIBDIMG5. THIS WAIVER IS KNOWINGLY1 WILLINGLY AND VOLWrrARLY MADE By IlIENDER AND 8O~IIOWE~ AND L~ER AND BORROWER IEACII IIIIEREBY REPRESENT THAT NO ~PRESENTATIONS OF FACT OR OPINIOII HAVE DEEN MADE BY AMY IMOIVIDIIiAL To I~CE THIS WAIEER OF ThIAL BY ~Y OR TO EN ANY WAY MODIFY OR NILIUFY ITS EFFECT. BORROWER FURTHER R~IIBell'S THAT BORROWER IlAtti BEEN REPRESENTED IN ThE SIGNING OF This AGREEMENT AND IN THE MAKING OF ThIS WAIVER BY INDEPENDENT I,E~AL COWISEL, SELECTED OF BORROWER'S OWN FREE WILL, AND THAT BORROWER HAS KAD TrIE OPPOFmMITY TO DISCUSS THIS WAIVER WITh COIINSEIL,

Caption IllsedIn~ Caption headings in this Agnaement are tor conventence purposes oriy and are not to be used 10 interpret or define thu provisions of this -I-~

Multipla Partles, Co~e Authority. M obtigallons of Borrower under this Agreement shell be jdnt~and several, and all relerenoes to Borrower shatirroan each and every Borrower. Tills means that each of the Borrowers signing below is nesponsillis for all obtigelons in lils ~ement.

Conamit 30 ~wimdictlon. Bovevww Irrevocably submIts to the jwlsdiion of any tltate or federal court ~ in thu Slate of Mag$and over any suil, action, or prcoerl~ artelng cut of or nelaling to this Agreewmnt. Borrower ~ waives1 to the fuest urtent ~,,,,,I:j by law, any abjedian that Borrower may now or teseefter have to the Taying of venue of any such suit, action, or proseeding brought in any such court and any claim that any such suit, action. or prooeeding brougI't in any such Court has haer, brought in an Inconvenient forum. Rnai Judgment in any such suit. act,on, or prooseing brought in any such court shall be conclusive and tindirg upon Borrower and may be ent~n~d in any court In which Borrower Is sub~ to MiEdiction bye suit upon such Iudgment provideet that sorvIoe of process ts efected upon Borrower as provtded In this Agreement or as otherwise perrnttterl hy appiloable law.

Consent to Loan PartIcipsilon. Borrower agrees and consents to Lender's sale or transfer. whether now or later. of one or more part~pation interests in thu Loans to one or more purchasers, whether related or unrelated to Lender. Lender may provide, without any umitatten whaisoaver, to any one or more puechasers, or potential purchasers, any information or kno*~ge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower i~uLy waives any rrghts to prlvaoy itmay have with respect to such matters. Borrower additionally welves any and a' notices of sale of participation interests, as well as a' notices of any repurchase of such pailiepation interests. Borrower also agrees that the purchasers of any such participalon inlerests wiil be con:idersd as thu absolute owners of such Inierests In the Loans end wit have a~ the rights graht~ under the particlpatfon agreement or agreements govuaning the sate of such participation intenes~ Borrower ttrther waives all rights of cilset or counterclaim that Ii may have now or later agaInst Lender or against any purchaser of such a participalon intersst and unconditionally agrees that either Lender or such purchaser may intwc Borrower's oblicatlon under the Loans insspactivi of the failure or irncnc'ency of any holder of any intreat in the LoariL Borrower further agrees tiat the purchaser of any such participation Interests may enforce, its interests irresteective of any personal olain's or defsnses that Borrower may have against Lender.

Coate and Expanase. Borrower aorses to pay upon demand all of tender's*~~~I~perses incurred in connection with this Agreement \ or In connection with the loans made pursuant to this AgreemenL Sub~ to any Ilmas under applicable iew, if Lender hses an attorney to help enforce this Agreemant or to ooilect any Intlebtedness, Borrower agrees to pay Lefiders aftorneys' tees. end a' of Lender's other cotoction expenses. whether or not there Is a lawsulI and lnciuotng legal axpenaes for bankruptcy proc~~~

NoticeL All roticas r'estuired to be given under 11,15 Agreement shall be given in writlng. may be sent by tetefscsii~ie, and shalt be eftecli"e when actu,ty delivered if hand delivered or when deposited with a nationally recogrilsed overnight courier or deposited as certilled or rggisteent maD in the Unted Stales mel, first class, P05-a prepaid, addressed to the party to whom the notice is to be gIven at the address shown above. Any pa'rr may change 115 address for nokes under this Agreement by giving format Wrfflen notice to the other partles, apeoifvirg Ihal the purpose of t~ig notice is to change the patty's address. To the extent permilled by applicable law, if tirera Is more than one Borrower, notice to any Borrower w'U constitute notice to all Borrowers. For notice purposes. Borrower agrees to keep Lender informed at CU times of Borrower's current address(es).

SeverablIfty. If a court of Oonpetent jurisdiction md: any provision of Ihis Agreemeni 10 be Invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or Linenforceabte as to any other persons or circumstances, if ~aslble, any such offending provision shalt be deereed to be moditted to be within the llmlts of enforceability or veidlly; however, H the offending provision cannot be so modIfied, it shalt be Sfricken end a' other provslons of this Agreement in all other nespects shell remaIn "slid and enforceable.

Subakitarlee a,,,f Affillataa of Bormwer. To the extent the ~tie't of any provisions of this Agreement mekes it appropriate. including wuhout limlIstlon any representation, warranty or covenant, the word "lIOrroWW~ as used leren still Include all eubeldiu~ and atellalea of Borrower. ~olwitsanding the foregoing however, under no circumstances shall this Agreement be consfruef to restule Lender to make any Loan or other financial accommodation to any subeldiary or affiata of Borrower.

Succaaaors and Asaigna. All covenants and agreements contained by or on behalf of Borrower shall bind Its successors and assigns and shalt inure to the benefit of Lender, Its suooessors and assigns. Borrower shall not, howevur, have the eight to assign its rights under this Agreemeni or any interest therein, without the prior wrltten consent of Lender.

SurvIval. All warranties, represenlations, and agreements of Borrower in this Agreement shalt survive the r,,ai,ing of the Loan or Loans conter"piated hereby. and shalt be deemed made and reclateol by Borrower at the time ol the maidng of eech disbursement of Loan proceeds.

Time 1101 the Essence. Time is of the essence In the performance of this AgreemenI,

Waiver. Indutgerice by Lender with respect to any of the terms and conditiors of this Agreernent or the falure of Lender to e~~se any of its rights under this Agremant shalt not constitute a waiver ihereof, and Borrower shall remain Ilable for the strict performance of such terms and conditions unIl this Agreement shall be terminated. l'lo provision of this Agreement may be waived or modified orally, bul at such waivsrs or moditteations shalt be In writing. Whenever the consent of Lender is required under this Agree-I, the granting of such consent by Lander in one instance shall not constitute Lende~ continwing corssenl in subsequent inutancss, and In ati cases such consent nay be granted or wilineid in the sole discretion of Lender. I


Ungatlon end CI~ No Ut-on. cwn~ ir,veeu~on, adminlainalve proceeding or simlier adon (~g thorn for unxaat taxes) Sgainat Borrower is pending or tiresateriad. and no other event has occurred which may mairilty ~ aI~md Borrower's 'Inanciat condition or Pm-I. other than Egaton, claims, or other events, if any, that have been cllsclosesl to and acknowledged by Lander in wrttfng. Turn. To the best ci Borrower's knowtedg~. all tax netuens and -sorts of Borrower that are or warn required to be ftlsd, have bean lied, and 'Ir taxes, aaeaas and ether governmental charges have been paid in ft~ esoept those presently being or 10 be oontesbd by Borroer in good faftil in the ordinary Coum. of business and for which adequate reserves have been ~ced. U." Prlodt~. Unim otherwiss prevlc~ -I-to Lendar in "rittr,g, Borrower has nol enis'ed into or granted My smaurty Agreements, or the Ung or altacimeant of any Security Inlereeta on or etheUng any of the Colateral dreciy or indima- securing repayment of Borrower's Loan and Mote. that wourd be prior or that raay in any wsr be suresor to Lender's Securry ~ and lights in and to such Cokteral~ Uing EffeoL This -I-nt, the Note, all S~urlty Agraements d'dtv or ini-ify sectakig repayment of Borrower's Loan and Nola and all of the ieelated Documents are binding upon Borrower as well U Upon ~ower'a sccceaaors, rep'esenllativea and assigns. and are legally nIorcmbls in accordanes with their resceetive ~,.- C~~clal Pw~L BorrOwer Inendi to use the Loan proceeds sefey for business or commorcimi related purpOeeL

Einployee Benefit Plans. Each employm benell plan as to which Borrower may have ~V ilabilly com-es in all material respeos with all app~alle requrrets of law and iggutettons, and (i) no Reporabie Event nor IrroNibed Transaction (as dened in ERISA) has occurred with resi- 10 any such -. (1) Borrower has nol 'ttlhdrnwn from any such - or Initiated stopa to do so. and (11l) no steps have been ~aken te trtrrate any such ~L

Locatton of Borrower's Offices and Recortlie. BorrO~rs pisce of burinees, or Borrower's chW :.-ll onion, if Borrower has more than ore place of business, is iccated at wt'D Bokienrod inane, Geranwitown, MD WL uraesa Borrower has designated ofherwtse In writing this location is aiso the cittos or oetces wise Borrower keups its .,,,~ us ~ the ColeteraL

twitortoeleL M infomnallen hanaloatre or conteporancousty harewith t~id~hed by Borroirer to lesnoer for the purposes of or in cow.cIion wUil this Agreement or any' iran-dion conlemptaled trereby is, and all information laaeabr ~nishekl by or en behaif of Borrower to Lender will be, true and accurate in every material mspect on the date -of which such information la elated or cermed; and none of such inlormation is or will be Irmompisee by omttinlf to state any ~ fect nacessary to n,ake such loformalion not misladling.

Survival of Representations and Wasasnilpa- Borroor understands and agirses that teander. without indefsndent Irn-alon, is rehing upon the above representattons and ~ietes in asiending Lowi Advances to Borrower. Borrower luther agrees that the tofeg~ Iep~ntatiors and warranties shall be corilnuing in nature and shall rensain in full foroe and enact until such tithe as Borr~ Indeotedness shall be
- In fuit. or uni this Agreement shall be terfunated in the manner ~derl a~ wivehever is the last to cocor.

AFFIttMATIVE COVENANT:. Borrower' c~rats and agrees with Lender thet, w~~e this Ag,ee- is in elbaf, Borrower w; Utitiot~ Prompity ~ Lander in wrttlng of (a) all material adverse dilanees in Borrower's financial condition, and ~) all esising and all tl'reatened litigation, cw~ investigatons, admirtistalive procoedings or stmllar acttons ~tcctirg Borrower or any Gueranlor wllch co~d mat~ aftuct the unanctal ccndtion of Borrower or the ilnancial corolition of any Guarantor. FinanaW IOecO~a- llaintaln lis bcoks and reoords In ecoordaocs wllhger~ly wasp led accounting prtnctptes, applied on a ~slstent basis, and permit Lanclar to earnire and audit Borrower's books and records at all raascnabb Um~ lccnclal SWenenia- Furrish tender WII~ as acon as avalable. but In no event later than on. hundmd twenty (120) days alter the end of eacl' fiscal year, Borrower's balence sleest and income slalernent for the year -ti audited by a certtod pubilo accountant Saustactory to Lender, end, U Soon U mmkbie, but in no event later than thirty (30) days alter the and of each ltscet qualter, ~ balance shesi and profit and loss sa~t for the -ied ended, prepared and apriled as correct to the best kn-sdge and beluf by Borrower's chic' financial cfker or other -Eb.rioer or person aconittabis to Lender. M itnancal mpods 'qutred to be prc,,lded under this Agreement shall be prepared In accordance with pun-dy acoepted accounllng pfln~ apIsUed en a cor,sstent basts, and rerttaxl by Sorroweras being trrre and coract. Addittoarni informatton. Furelsil such addlionel Wormation and stalemurtis, lists of asasla end '-~~f, agl~u of raevablas and psyables, Invenlory schediius, bu~t~ ~casts, tax nefwns, and other reports wilh respeci to Borrower's financial rondilon and busIness operation" a" tender may r~quest from ume to Iftie. Financial Covenants and RatioL Co~ly with the following covenants and ratios:

Tengilee Ne~WDnh. Reflect a, m,,',,,~Te~~1e Ne?Woith8fnof ieee th~ 9~.520.OOO.~O by January 31. 15I~ end Inc~~a.ing the minimum Tangible NetWorth by e2OO.OOO~Oo each quarter therealte,. U 12~1~199S L~un No 00001 LOAN AGREEMENT Page 5 (ConUmied) I ~ ~ Net Worili Rallo. lialsiIn a silo ci Total lasbEtles toTa~~~lalfel Worth of tern than US to ISL cunani Ratio. Ntalnleln a silo of Cimunt A-mt' 10 CuIttani Umblililas in eem of iao to i~ ~mpt as ~ded a~oyw. alit con-ahona ma~to ~ comollance with tile netiUkWments centained in INs t:aragm~ shall be mmd. in accordance wlIh ganenally acoceed accounting ~les. api:lled on a coruistent baste, and ceeliled by Borowerm being trim and su,~:

iiwwance~ Maintain Ilire and other 115k Insunance. P'-~~u liabItEy ~msnce, and such other Inswance as Lender may lirom Ime to lime

IUI$Onet~ re:lirlre with naspentlo ~ properties and epersUone,, in lorrn, amotanla. covensees and with InsLiuflO. compan~ ~ to ~mncler. ~tower,- upon re~ ci Lencler. wit daleer to Lender from lime to lime tile policies or ceruficafes of Insurance in lorm saistactory 10 Lencier. ln~ding sliptiliattons that ~:: wit not be Cancellel or diminishafi without at laaat Ilitty ~) days' - wrfIen noflorn to Lender. Each insisanom polley alao thai Incltidi an endorsement pr~ding that noterage in fever Of Lender wi' not be "n-md in any way by any act, omlaelon or deatilit of Borrower or any other person. in connection with alit pcllciea -mit. 'mets in whi EAndier heios or Is .. a sacLNftv inlerest for tile Loans. Borrower will prov~e Lender with such loss pnyatlle or other endorsements as Lender may laattrwicu U-IL Furrish Ia Lender, upon raci- ci Lender,m~ on each aesing in,~nom ~Icy aloowing such i#Ww~stlen as Lander may masnabty nae-. Inciwding without llmftton the following: (a) tilem of the irsurar, ~) the risks insured:
(c) tile amo~ ci the poi~~; (d) the properlim ln:ur~: (a) the then oturent peopety vlitues on tile basis ci wtycn fruwance has been Obtalnad, and tile mannur of detorntinlno tilesa varrn~ and (1) the -ration dete ci tilep~. in adillon, upon reqLiesI of t"ander ~ow~ notmore often than arnua~ly), Borrower WE have an indq~~rt appiubw uhftectorr' to Lender dotmine, as appicable, 'he actual cash value or r-.fcerr.nt cost of any

Coateral. The cost ci such appraisal shill be palel by Borrower.

Other ~ ~ with afl tmC und aoi'dklora ef as other matartaf aenlenanti whether flow er heimifter exbtlng. between ionte'~ - any ~,,4 paity efti ro"'yL8f~er kuwefately fri wTftkig of any defaut in IoMig~Im~n with any J~- uucli agreements.


Loan Proceeds. Us. all Loan proceeds solely '0' tile lottowing sPcEc purocaes: to srotrlde at3ort term wofictog c-tel. Tacis, Citargug end tlte~ Pay and d~rge when due all of ifs lnd~ladress and Obigationa. including witheut ilvitaton alit assessments, taxes, g~mmental char!-, levies and tie'., of every kind and nature, -osad upon Bo'mwar or 115 properties. income, or proftis, priorto tile date on which -ties would atlach, and all tewiul cirnirni that. if unpaid, might become a lien or charge upon any ci Borrower's pro-.s, income, or cr~ Provided howevter. Boroower wit not be required to pay and discharge any such naeeirmant, tax. charg., levy. lien or claim 50 long as (a) the legmitly of the sam, shalt be contested in go~ fisith by appropriele proaa:llngi, and (b) Borrower shall have establlshad on its beaks adequale reeervea with naspect to such contested aisessment, tar. cherge. ~,, tian, or cialm in accordance with ~ accepted accounting pracli. Borrower, upon demand of Lender. will futTlish to Lender evidence of payment of tile assessments, taxes. ciages. tev:ei~ ~ and claims and wit authort~ the appropriate governmental official to deilver to Lender at any time a written statement of any assessments, till,, charges, ~ lief~ and caima sgalnsl Borrower's properties. income, or profits.

Performance. Perl'rm and compry with ill terms. conditiona, and provisions set forth in this -I-ni and In tile Relai~ Documents in a Mfm~ manner, and promptly notify Lender if Borrower learns ci tile occunence of any event which constitutes an Event of Default under this Agreornent or under any of the Related Oocument~

Operationa. Melntain eeecullve and management pemonni' with subsianialty tile sarn, qumlicalons and expedence as tile pnsaent executive and management personreel: ~de written neltoe to Lender ci any change in executive and na~e,r'ent p~mannel; condud its businam aflii~ in a reaao~le and prudent manner and in corn-Ice with alit app~a:le federal. state and municipal laws, oroinancea, rules and reglidions respecting its properbm, charters, busi~aes end Operalons, inctuding ~out limitation, c~aro:e with the Americana Wih Disaltiltea Ad and with all minimum funding standards and other requlrements ci EIIIISA and other laws appicatila to Borrcwers employee benelit i:la~

Inspecuon. Permit employms or agents of Lender at any ~onable lime 10 Inspect any and alit Collateral for the Loan or Loans and Bortower's ether properlies and to ~ or audit Borrower's books. accounts, and records and to make copies and menroranda of Borrower's books, accounts, and recordL if Bcrronee now or at any time hereafter maintains any records ~ncludlng without Imitaliton computer generated records and cornputer softwane programs for the generation of ~uch necords) in tile poeeessiion cia third -V. Borrower, upon request of Lender. shalt flout' such party Ia permit Lander free access to such rucords at alit reasonable times and to provide Lender with cooles of any ri~ttls U may request. all at Borrower's e:q:,nss,

Compliance Cenitficate. Uniess waived In writing by leder, provide Lender at least annually and at the tima of each disbursement ci Loan proceeds with a certificate executed by Borrower's oteaf finencimi olftcer, or other ortlcer or I:erson acceptacle to Lender, aertlying that the representations and warranitee set forth in this Agreement are true and correct as of the date ci the certifteate and further certielnill that. as of the date of the certlilcate, no Event of Default asists under tills Agreement

Environmental Contilo-ance and Raporta. Borrower shall ccmpiy In all nesp~ with alit environmental proteetlon ladosil, state and local laws. statutes, regtlations and ordinances: not osulse or penn to exist, as a ."s'~ of an Intentional or unlintentional action or omission on its - or on the part of any third patty, on pro-V owned andfor cocupied by Borrower, any em~onmental aattvtty where damage may nasult to tile en~onment, uniess such envlnonmentai acivilyis pursuent to and In co~Ian~~ with tile contiltions of a permit lesued by tile aporapriato federal, state or local governreental authorilies: shall turnish to Lander promptly and in any event wtihin thity ~) days after receipt themof a copy of any notice, summons, Ian, cielon, diractive, latter or other communication tram any gc"ernmental agency or instrumentallty concerning any inlenUonal or unintentional ~ion or omission en Borrower's part in connection with any environmental ~ whether or not there is damage Ia the environment andlor other nalural nasGWc~

Additional Amura,,c~ Make, exu'cute and delivar to Lender such prcmlsscry notes, mcrtgages, deits of trust, securtty agfn~rts, inancing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and aecure the Loans and to perfect alit ~trtly inleresta.

RECOVERY OF ADDiTIONAL COSTS. if the Imposition of or any change in any law. rule. regulation or gui:telira, or the Interpratatton or applicalion of any thereof by any court or udmirsa live or governnaantal authodly (including any request or policy not having the force of law) shall impose. madly or mako applicable any taxes (except U.S. federal, slate or tacal Income or franchise taxes imposed on Lender), nesar"e requirements. -~' adequacy requirements or other obligations which would (a) incrasse tile cost to Lender for extending or raelntaining the credit facilities to which tills Agreement relates, ~) reduce the amounts payable to Lender under tills -I-nt or tile Related Documents, or
(c) reduce tile rate of return on Lender's capital as a consequence of Lender's obligations with respect to the credit facIlities to which this Agremnt relates. Ihen Borrower agnees to pay Lender such addlUonal amounts as wit compensate Lender itteafor, w.*i Uve (5) days atter Lender's written demand for such payment, which demand shsU be accompanied by an eppianation ci such l,nposition or chw~ and a calculation in reasonable deteif of the additional amounts pavable by Borrower, which erparation and caicuetions shall be conclusive In the absence of manifest error.

NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that while this Agreement is In effect, Borrower shall not, without the IOlcr wrttten consent of
Lender:

indebtedness and Liena. (a) Except for trade debt incurred In ihe normal course of business and indebtedness to Lender contemplated by this

U 1 2-1~1995 LOAN AGREEMENT Page 6 Loati ND 00001 - (ConUmi.d) A'wn.n~ Oea~ ~ Cr assume iteebtedness for b~EYowW money. Iftoluding C- ""'- ~) -epi as allowedas a Parirrited u.n, :.'~ inansfer. morl~ge, assign, -cige, ~ grant a aecurily iniest in, or any of 8wmw~~ mu~%r (0)... withnecoue any of ~ mogowis, to leandar. "~m aeg~~ "~ in -w .n. taraeaa,,, e~- 20.OOO.OO Oon~ of O-omL (a) Erigeog in any buelnees ~ aialsuii~ eellanant than thorn in whoh sorrow~ Ia prasently angageel ~) orceaseSsil ~teralEonR. Equidmia, "~h ~ acqdlre or cioidsle with anyother ~,
- nwn~ iwove or transfer out el the ortllnary course of bwinm, Co) pay any ohis en B~ywier'e afok (other than ~ pm~ In as st~dc). ~ that outwIiluIm~ the ~ but only ee fooli as no Event of D~bij has o~wi and IC ecotinuing or would result Irom the payment of ~ V ~ tea ~$ub-tar $ Corporrtlien~ - daithati in the ~ ""- Coda - 1~ as en~n;ied), ilonower may pay cash ~ on illa 'toll. shrn~~wm *wn urn to lima in minourie naoeeeey to enaille the aharehokters topay incaoe taxi. and -ake ~n'ated kiobma fa'r payments to ~ their "'~ undar '~' and state tear which aissa - - their ea~ - ~ of a ~ohi~ $ COvpWdon bmum of their ow~ of ~raa of stook of Boiv~wur, or (d) pINchum or naera any of uorr~ autsta~~ng haaaa or aMer or amend 8orroww'e C- ekuci~~

-~. Aee-Im and ~eraali~ (a) Loan, Insset in or ed~ai~ rnoney or aeaete, ~ p~eae, cnaafe or acquire any lnierestinanv oiher n~f~ Or Wily, or (c) iflOLv any ~ltgaton ass-or guarantor ether then in the ~ course of bUII-L


CEBSATION OF ~~MIICEI. if leandar his made any oommlrnent to malee any Loan to ~mowar, whelter undor thip -I-nt or under any other agraament~ ~dar ahit have no o~llon to make Loan Aduenoas or to dieburee Lean pmmeeda V'. (a) 9on'orer or any Oue~nior is in delauri under the terms of Ihie Ag~ or any of the flawed Documenis Or any ether aiire~ that Berreer or any Guarantor has wilh Lender; ~) Borrower or any ~wnatoor Inaavt, ill-a -Eon in bankruptcy or similar pm--. or IC ~u;lgnd a bankrupt; (c) there occurs a material ~ change in Boirowere llaanlai cond~ in Rh. Unanclal oo~IIOn of any Guarantor, or in the value of any Collateral ee'~ any Loan; (dl arw Guarantor i.eks, deima Or otl'eh-ee ~ to llmlt. madifr or ~voke such Gimrrnnr'a guaranty of the Loan or any other loan with Lender



NON~~~OE ~ Borrower aems lopay Lender ragutar q~terry payments of d aoorued un~d naf~~ge lees due as of each payrnent dale, ~ 10.1906 with all sueeect- no~~ge toe payments due on the mme - of each ~tor, ~raaflor. m. daly noi~~ge tee is compofef on a 3851~ ~e Intrest basis; that Is, by ipplying the ratio of 03% annuai nor~e rate over a year of 355 days, Inultipied by the unused --ilisal liaia~

RIGKr OF SETOFF, Borrewer grants to Lender a contractual posmm~ mcis~ lIlSareat in, and ftereby aeatgna, convays, delh,w:~ pJadges, and ~stare to Lender all Borrower'. vighi. III. and Interest In and to, Bwt~ socourts with Lender (whether olkoking, sa'4"g:~ Or eome other account), Endudng ~ 5mllatlen all aooounts bald Jolnity with someone ellea and all accounte Borrower may open in the hiure, ecoluding ho~~~ever all RA, Keogh. end Irsart anceunte. Iloorrowe' LIIhwsia Lender1 to the extent permitled by appkbte law, to charge Cr seloff all sums owing on the lndebtadr~ against any and a' such anceunts.

EVDITS OF DEFAILT. Each of the tolawing shall constit~j an EvenI of Defeut under thie ~

Defeuft on ~bledlneas, Fallure of Borivwgr to make any payment when due on the Indebt~~

Other ~. Fallure of Borrower or any Grantor to co-v with or to irerlorm when due any other terrn, obligetion, cove~mrt or condi~on conlalned in lie Agree- or in any of the Related Documeria, or liallure of Borrower to co'npty with or to ~rn any other terrn, obfpation, covenant or ~ onrtte'ned in any other aQreanant between Lender and lerewer.

Deltaull in Favor of Thlnf l",,~-t Skoidd Bormw'ar or any Grsnlor deteult under any loan. exteraslon of or~~ security agreement, pursh~ or satee agfi~ or any ether egreggent. in llaor of any other or pemon tfaat "lay mmiu~mly ..I any of aorrowarrt propeny or Bwr~r'p or any ~aiir'a ibmv to rppay the Loin. or ~,,,,.., their 'uapeclh. onggalons under tt,ts -I-nt or any of the Related Documw~

Fallee 8talemats, Anr' warranty, -raaenta- or utaterr~ made or turniphed to Lender by or on behalf of Boreower or any Grantor under this Agreement or the Related Documents la false or rnielmding in any malitat -tat the tirn made or ftwrished, Cr beooroos jelse or misloading at any time l,,,,--'6.

DeItfOItrre COBfl~fall~Ion. This Agrewnpnt or any of the Related Dccurrents ceeees 10 be in t% force and effect (Including allure of any ~ec'1ItV Agreement to create a Vald and pml~ctd ~ interest) al any Iu and for any rrns~

loeolYenaV. The diaolution or lenninsiton of Borrowr~ uditeos as a golog busfneas, or a trustee or ..~ is appointed for Borrower or for alt Ore a~tatiei porlon of the of Borrower, or Borrower makes age- ~reeent for the benuft of Borrower's oreditom or B~ur film for Ixi.Ir~y, or en InOoluntery bsrk~ -Eon is tilad agalnst Borrower and such Involuntary pgan rerttalns un~~lad for ~bdV (60) days,

Ciedilor or Forteflum P~Ocein~ Commanoernent of foreclosure Or fortlittre proomings, whether by ~ pmc~n~ sef~, raposseasion or any ether ~titd, by any creditor of Borrower, any ofedlor of any Grantor against any oollateral securtng the Indebtednes, or by any governmental ~ancy. Tha includesa I;arnlshmw~ attach-I, or levy on or of any of Borrower's deposit accounis wth Lerider.




AEe,rera,e CIimii~AmaIrlal adverpe onange ~ in lorrower'e Ir"arcal.cond~~on,~



EFFECT OF AN EVENT OF DEFAIAILT. if any ~vant of Iieieuit shall coolir, m'oept wares otherwisa prvvi~ in it'is Agrernineni or the F~lated 0ocixn~, all com~ntns and Dbligattons of Lender under this -'II- or the Related OocWTI.a or any other agreement ir',medlatellr wil terMInate (including any obligelon to make Loan Advanoas or disbureamants), and, al l"ender,a optioo, allaun's owing in connecuon with the Loans, indudng all p'fr- lr,iereat. and all other laes' costs and clesrges, if any, wllll becorn lmmantsleiy due and payable, all without nollorn of any kind to o,,ower, except that in the - of en Event of Dofault of the typa dmoribe:l in the ~reef',e~ subsectIon ibowa, such mocelaration shall be automulic and flot optionaL in addItion, Lender shall have all the rights and ,u..w51 provided in the Related Daurents or avallable at law, In equty, or otherwe. Exoe- as may be proIiltt~ by aooIlcable law, all of Lender's rights and remulee shall be cumulative and may be execteed singularly Cr concurrentty. Election by Lender to pursue any remady Shall not eaclude pws,'tl of anyothor remedy, and an elecion to make ewpDndltures or to take ~on to -~orm a,, obigallon of Borrower or or any Grantor shall not aftoct Lender's right to ~LC a detaul and to axerolse Its ~hts and remedies.

MISCELLANEOUS PROVISIOIIS. The fofowing miscellaneous prov~sicns are a pert ci this Agreement:

Amen'fmentL This Agreemerif, together wjth any R~lated Documents, consUtutes Ihe entire understandluig and agreement of thu parties as to the I I 1~-1~1995 LOAN AGREEMENT Page 7 Lo.nHoOO~~1 (ConUiwed~.

metier,..' toth in Itil Agneemeni No alteralon of or amendment to thls AGreement shati be elbdve unim grvmn w' wrling and "oneel by the party or-i--Il to be char- or bound by the alteration or anieridmeriL

Appllcbllle La.. ml. Agreement shalt be Oovernd by. con*u.d and e~meel in ~- with the laws of the slat. of Ma~Mmr-L LENDER AND BORROWER EACH ilEREBY WAIVE ThIAL BY ~RNiY IN MW ATTION OR PROEEDIN~ TO WIIICK LENDER OR BORIIIDWIR MAY BE PAliiITI~ ARISING our OF, OR itl ANY WAY PERTAINING To, TilIlS ~ IT 18 AGREED TIIIAT THIS WAIVER CON&rn~S A WAIVER OF TRIAL IllY JWIY OF ALL. CLAIMS A~EIST ALL PARTIES TO aUCH ACTIORS OR PROCEEDIMG8. THIS WAIVER IS KNOWINGLY, WILILINGLY AND VOLWIrARILY MA~ BY LIND~ AND BORROWER, AND LENDER AND IIloRROWER EACH IIEREBY EIlEI'RESIBlT TIIIAT ND REPRESENTATIONS OF FACT OR OPINiON HAVE BEEN MADE IBY ANY INDIVIDLIAL TO INDUCE THIS WAIVER OF TRIAL BY JWUY OR To EN ANY WAY MODIFY OR NILUFY ITS EFFECT. BORROWER RJRT~~ RIltRAISENTS THAT DOF~WIER HAS BIDEN REPRE~ED IN TIE SIGNING OF THIS AOREEMIBNT AND IN ml MAAING OF THIS WAIVER BY INOEPEI~ IEGAL COLPIS~ SELECTED OF BORROWER'S OWN FREE WILL, AND TIIIAT BORROWER HAS HAD THE OPt,OIIIIIINITY TO DISCUSS THIS WAIVER WITh COUNS~ CapIlon Heedin~~ Caption lecadings in this -I-nt are for convenience purposes only and are not 10 be used to in'.- or define iha of the AgreemmnL

Niumpia Parties, Cor;-e Authority. A" obligations of Borrower under Ills Agraement sIsali be jolnt~and several, and all retirrencea to BorrOwer shall mean each and every Borrower. Thts means Ihat each of the Borrowem sigrrrg below Is miponsibte for WI obNgetton. in this Agreement.

ConaenI to ~xtm~Ictlon. Borrower Irrevocably submits to the Jwisdlcllon of any state or bderal cowt aitting in the Stale of IaarI-nd over any suit, motion, or pr-dlng arIsing rut of or relatlng to this AgreewienL Borrower irrevocably welvea, to the issleat m(ient pefmied by law. any ob~n thai Borrower may now or irereafter have to the taying of venue of any such suit, action. or procmdtrg brought in any such court and any claim Ihal any such suit, action. or pro~~oing brought in any such Cowl ha. been braught In an Inconvenlenl looi~ Rnal Judgment in any such suit, edion, or prooci'irg bnougl"l in any such court shall be conclusive and binding upon Borrower and may be enforced in any cowl In which Borrower is subject to jurtsCSclion by a sull upon such judgment provided that L of procea, Is e~ctett upon Borrower as provided in this -I-nt or as oth~se per,nlttetl by applicable law.

Consent to Lean ParUcipalion. Borrower agrees and consenis to Lendet's Sale or trarster. ~ now Or laler. of one or more particifetion interests in ihe Loans to one or more purchasers, whether reatal or unrelated to Lender. Lender may provide. without any Unitatori whaIscevet, to any one or nrore purchasers. or potential p~asers. eny information or knowtedge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby wah~as any rghts to -lacy it may have wiih nesoeci to such matte's. Borrower additionally waives any and at notices of sate of l'artclpailon Interests, as well as an noticm of any ripurciusa of such panielpation interests. Borrower also agrees that the purchases of any such partlcipallan interests witi be considered as the tbsol~ owners of such Interests In the Loans and win have all the rights granted under the partielpation agreemeni or aereernents governing the sale of such participation interes~ Borrower hxther wihms at rights of olfset or counterclaim that II may have now or laler agaInst Lender or against any purchaser of such a piatl~aIon intersst and unconditionally agrees that either Lender or such purchaser may intorce liorrower's obIloation under the Loans ir'anpactva of the failure or Insolvency of any holder of any interest in the Loans. Borrower ~iher agrees thai the purchaser of any such pattielpation Interests may enforoe its interests irr',Spective of any persoraal dalme or deferises that Borrower may have against Lender. 4

Cosie - Expenese. Borrower agrees to pay upon demand alt ol ~ incurred in connection with this Agreement \ or in connection with the Loans made pursrrant 10 this Agreement. ~ject to any uffis under applicable dew, if Lender hines an attorney to haip enforce this Agreement or to colect any Indebtedness, Borrower agrees to pay Lender's altorneys' tees, and all of Lender's olher collection expenses whether or not Ifteig is a lawsuit ansi PncIi~~ng legal ~cpnses lor bankruptcy pro~ecingL

NoticeL M notices required to be -~ under this Agreement ahel be given in wiling, may be sent by tetelscsimi1, and staill be el~mctve when actually delivered if hand deilvered or when deposhed witi, a nationally reeognI~d ~vefliglil courter or deposited as certilied or mgiiteeed rrieil in the United s'atea mat, lirsI clasa, p-- prepaiil. addressed to the -V to wiurt the notlee is to be given at the addmm shown abovL Any ~ may change Its address for r,otices under this Agreement by giving tornael wiffiwi nottee to the other parties, specifying that the purpose of tP'e notice is to change the patty's address. To the m~ant pennined by applicabte law, Ii there is more than one Borrower, notice to any Borrower will constitute notice to all Borrowers. For notIce purposes. Borrower agrees lo keep Lender Informed at ati limes of 9orrower's cunent addressias).

&evereblldiy. If a court of cornpeterttt JurisdIction Inds any provision of it's Agreement 10 lii in~i~Ud or unenforceable as to any person or circumstance, such Ilndtng shall not render that provtsion Invatid or unenforceabte as to any other persons or circumstances, if lea~le, any such offending provIsion shalt be deemsd to be m~ied to be within the Imits of enfoeceability or vafldiiy; however, if the offending peoyI$E.on canrict be so modified, If shall be siricken and all OIlier provIsIons of this Agreement In all other respects shall remain valId and enforceable.

Subsidiaries and Affiliates of Borrower. To the extent the conled of any provIsions of this Agreement makes it appropriate, including without Iimi~iott any ruoresenlation, warranty or coveaant, the word "Itorrower' - used herein shalt Include all subsidiaries and aUlates of Borrower. Notwithstanditg the foregoing however, under no circumstances shalt this Agreement be consirued to require Lender 10 make any Loan or other tinancii,I accommodalion to any subsidlary or affIlIate of Borrower.

Succassiors end Assigns. M covenants and agmenerts contained by or on behalf of Borrower shall bind its successors and assigns and shall inure to the benefit of Lender, Its successors and assigns. Borrower shall not. however, have the right to assign its rights under this Agreement or any interest therein, without the prior written consent of Lender.

SurvIval. M warranties, represenlatlons, and agreements of Borrower in this Agreement shall survive the mal~ng of the Loan or Loans conte~~lated hereby, and shall be deemed made and redated by Borrower at the time of the ma~ng of each disbursement of Loan proceeds. Time Is of the Essence. Time is of the essence in the performance of this -I-ni.

Waiver. indugacce by Lender with respect to any of the terms and conditions of this Agreement or the failure of Lender to exencstt any of its rights under this Agneernent shall not Constitute a waiver thereof, and Borrower shall remain liable for the strict pwformanc~ ol such terms and conditions unti this Agreement shall be terminated. No provision of this Agreement may be walved or modfted orally, but all such waivers or modifications shalt be In writing. Whenever the consent of Lender is requimd under this A~nwit, the granting of such conaent by Landw in one Instance shal not constifute Lendet's continuing consent in subsequent instance's, and In eti ceaes such consent rnsy be gmnied or withheld in the sole discretion of Lender. 1~-1~1995 LOAN AGREEMENT Page 7 LnanNoOOOOl (ConUmi.d~.

matters aet torth ~ this AgreumwnL No alteration of or amandment to this A'eem~ sIasIl be eIb~e unlem ~n in wrung and SlEnesi by the party or pwIiee IOU~ht lobe char- or bowid by tha alteration or amendment.

ApplIcab~ Lalir. ml: Aoresrnertt shil be goverieri by. rrors~erl and u:l~rcri in locordence with the "WI oft. State of M-InCL LENDER AND BORROWER EACH ~RElBY WAIVE ThIAL BY ~AIY IN ANY ATTION OR PA~IEEEDliG TO WIliCH LENDER OR BORl'tO~ MAY BE PARTIES, ARISING our OF, OR IN ANY WAY PERTAIIfING To, ThIS AilI-MEN~. IT IS AGREED THAT TIfES WA~VER CONSTETurES A WAIVER OF TRIAL BY JLMIY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCIt ACTIONS OR PFIOCEIBDIMG5. THIS WAIVER IS KNOWINGLY1 WILLINGLY AND VOLWrrARLY MADE By IlIENDER AND 8O~IIOWE~ AND L~ER AND BORROWER IEACII IIIIEREBY REPRESENT THAT NO ~PRESENTATIONS OF FACT OR OPINIOII HAVE DEEN MADE BY AMY IMOIVIDIIiAL To I~CE THIS WAIEER OF ThIAL BY ~Y OR TO EN ANY WAY MODIFY OR NILIUFY ITS EFFECT. BORROWER FURTHER R~IIBell'S THAT BORROWER IlAtti BEEN REPRESENTED IN ThE SIGNING OF This AGREEMENT AND IN THE MAKING OF ThIS WAIVER BY INDEPENDENT I,E~AL COWISEL, SELECTED OF BORROWER'S OWN FREE WILL, AND THAT BORROWER HAS KAD TrIE OPPOFmMITY TO DISCUSS THIS WAIVER WITh COIINSEIL,

Caption IllsedIn~ Caption headings in this Agnaement are tor conventence purposes oriy and are not to be used 10 interpret or define thu provisions of this -I-~

Multipla Partles, Co~e Authority. M obtigallons of Borrower under this Agreement shell be jdnt~and several, and all relerenoes to Borrower shatirroan each and every Borrower. Tills means that each of the Borrowers signing below is nesponsillis for all obtigelons in lils ~ement.

Conamit 30 ~wimdictlon. Bovevww Irrevocably submIts to the jwlsdiion of any tltate or federal court ~ in thu Slate of Mag$and over any suil, action, or prcoerl~ artelng cut of or nelaling to this Agreewmnt. Borrower ~ waives1 to the fuest urtent ~,,,,,I:j by law, any abjedian that Borrower may now or teseefter have to the Taying of venue of any such suit, action, or proseeding brought in any such court and any claim that any such suit, action. or prooeeding brougI't in any such Court has haer, brought in an Inconvenient forum. Rnai Judgment in any such suit. act,on, or prooseing brought in any such court shall be conclusive and tindirg upon Borrower and may be ent~n~d in any court In which Borrower Is sub~ to MiEdiction bye suit upon such Iudgment provideet that sorvIoe of process ts efected upon Borrower as provtded In this Agreement or as otherwise perrnttterl hy appiloable law.

Consent to Loan PartIcipsilon. Borrower agrees and consents to Lender's sale or transfer. whether now or later. of one or more part~pation interests in thu Loans to one or more purchasers, whether related or unrelated to Lender. Lender may provide, without any umitatten whaisoaver, to any one or more puechasers, or potential purchasers, any information or kno*~ge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower i~uLy waives any rrghts to prlvaoy itmay have with respect to such matters. Borrower additionally welves any and a' notices of sale of participation interests, as well as a' notices of any repurchase of such pailiepation interests. Borrower also agrees that the purchasers of any such participalon inlerests wiil be con:idersd as thu absolute owners of such Inierests In the Loans end wit have a~ the rights graht~ under the particlpatfon agreement or agreements govuaning the sate of such participation intenes~ Borrower ttrther waives all rights of cilset or counterclaim that Ii may have now or later agaInst Lender or against any purchaser of such a participalon intersst and unconditionally agrees that either Lender or such purchaser may intwc Borrower's oblicatlon under the Loans insspactivi of the failure or irncnc'ency of any holder of any intreat in the LoariL Borrower further agrees tiat the purchaser of any such participation Interests may enforce, its interests irresteective of any personal olain's or defsnses that Borrower may have against Lender.

Coate and Expanase. Borrower aorses to pay upon demand all of tender's*~~~I~perses incurred in connection with this Agreement \ or In connection with the loans made pursuant to this AgreemenL Sub~ to any Ilmas under applicable iew, if Lender hses an attorney to help enforce this Agreemant or to ooilect any Intlebtedness, Borrower agrees to pay Lefiders aftorneys' tees. end a' of Lender's other cotoction expenses. whether or not there Is a lawsulI and lnciuotng legal axpenaes for bankruptcy proc~~~

NoticeL All roticas r'estuired to be given under 11,15 Agreement shall be given in writlng. may be sent by tetefscsii~ie, and shalt be eftecli"e when actu,ty delivered if hand delivered or when deposited with a nationally recogrilsed overnight courier or deposited as certilled or rggisteent maD in the Unted Stales mel, first class, P05-a prepaid, addressed to the party to whom the notice is to be gIven at the address shown above. Any pa'rr may change 115 address for nokes under this Agreement by giving format Wrfflen notice to the other partles, apeoifvirg Ihal the purpose of t~ig notice is to change the patty's address. To the extent permilled by applicable law, if tirera Is more than one Borrower, notice to any Borrower w'U constitute notice to all Borrowers. For notice purposes. Borrower agrees to keep Lender informed at CU times of Borrower's current address(es).

SeverablIfty. If a court of Oonpetent jurisdiction md: any provision of Ihis Agreemeni 10 be Invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or Linenforceabte as to any other persons or circumstances, if ~aslble, any such offending provision shalt be deereed to be moditted to be within the llmlts of enforceability or veidlly; however, H the offending provision cannot be so modIfied, it shalt be Sfricken end a' other provslons of this Agreement in all other nespects shell remaIn "slid and enforceable.

Subakitarlee a,,,f Affillataa of Bormwer. To the extent the ~tie't of any provisions of this Agreement mekes it appropriate. including wuhout limlIstlon any representation, warranty or covenant, the word "lIOrroWW~ as used leren still Include all eubeldiu~ and atellalea of Borrower. ~olwitsanding the foregoing however, under no circumstances shall this Agreement be consfruef to restule Lender to make any Loan or other financial accommodation to any subeldiary or affiata of Borrower.

Succaaaors and Asaigna. All covenants and agreements contained by or on behalf of Borrower shall bind Its successors and assigns and shalt inure to the benefit of Lender, Its suooessors and assigns. Borrower shall not, howevur, have the eight to assign its rights under this Agreemeni or any interest therein, without the prior wrltten consent of Lender.

SurvIval. All warranties, represenlations, and agreements of Borrower in this Agreement shalt survive the r,,ai,ing of the Loan or Loans conter"piated hereby. and shalt be deemed made and reclateol by Borrower at the time ol the maidng of eech disbursement of Loan proceeds.

Time 1101 the Essence. Time is of the essence In the performance of this AgreemenI,

Waiver. Indutgerice by Lender with respect to any of the terms and conditiors of this Agreernent or the falure of Lender to e~~se any of its rights under this Agremant shalt not constitute a waiver ihereof, and Borrower shall remain Ilable for the strict performance of such terms and conditions unIl this Agreement shall be terminated. l'lo provision of this Agreement may be waived or modified orally, bul at such waivsrs or moditteations shalt be In writing. Whenever the consent of Lender is required under this Agree-I, the granting of such consent by Lander in one instance shall not constitute Lende~ continwing corssenl in subsequent inutancss, and In ati cases such consent nay be granted or wilineid in the sole discretion of Lender. I

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